SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant [  ]

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                   RICHARDSON ELECTRONICS, LTD.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  (Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  (Name of Person(s) Filing Proxy Statement, if other than Registrant)
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          14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
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          Rule 14a-6(i)(3).
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
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RICHARDSON ELECTRONICS, LTD.

40W267 Keslinger Road
LaFox, Illinois 60147

_____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 1, 1996

To the Stockholders of Richardson Electronics, Ltd.

The Annual Meeting of Stockholders of Richardson Electronics, Ltd., a Delaware corporation, will be held on Tuesday, October 1, 1996 at 3:15 P.M., Chicago time, at the offices of the Corporation, 40W267 Keslinger Road, LaFox, Illinois, for the following purposes:

1.   To elect eleven directors;

2. To approve the adoption of the Richardson Electronics, Ltd. Employees 1996 Stock Purchase Plan, the granting of Options thereunder and the issuance of shares upon the exercise of such Options.

3. To approve the adoption of the Richardson Electronics, Ltd. 1996 Incentive Compensation Plan, the granting of Options, Stock Awards and Cash Bonuses thereunder and the issuance of shares upon the exercise of such Options.

4. To approve the adoption of the Richardson Electronics, Ltd. 1996 Stock Option Plan for Non-Employee Directors, the grant of Options thereunder and the issuance of shares upon the exercise of such Options.

5.   To transact such other business as may properly come before the meeting.

All stockholders are cordially invited to attend the meeting, although only stockholders of record at the close of business as of August 20, 1996 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.


                              By order of the Board of Directors



                              EDWARD J. RICHARDSON
                              Chairman of the Board
                              and Chief Executive Officer
LaFox, Illinois
September 3, 1996


RICHARDSON ELECTRONICS, LTD.

                         PROXY STATEMENT

             INFORMATION CONCERNING THE SOLICITATION

The enclosed proxy is solicited by Richardson Electronics, Ltd. (the "Company") whose principal executive offices are located at 40W267 Keslinger Road, LaFox, Illinois 60147, for use at the Annual Meeting of Stockholders of the Company, to be held Tuesday, October 1, 1996 at 3:15 P.M., Chicago Time, at the offices of the Company, 40W267 Keslinger Road, LaFox, Illinois. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers and regular employees by personal interview or telephone, telegram or similar means, and the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. The expense of all such solicitation, including printing and mailing, will be paid by the Company. Any proxy may be revoked at any time before its exercise, by written notice to the Secretary of the Company, by executing a subsequent proxy or by attending the meeting and electing to vote in person. This Proxy Statement and accompanying proxy were first sent or given to stockholders on or about September 3, 1996.

Only stockholders of the Company of record at the close of business on August 20, 1996 are entitled to vote at the meeting or any adjournment thereof. As of that date there were outstanding 8,660,974 shares of Common Stock, par value $.05 per share, and 3,243,100 shares of Class B Common Stock, par value $.05 per share. Holders of Common Stock are entitled to one (1) vote per share and holders of Class B Common Stock are entitled to ten (10) votes per share on all matters voted upon at the meeting. The Common Stock and the Class B Common Stock will vote together as a single class on all proposals presented in this Proxy Statement. Outstanding shares of the Company, represented in person or by proxy, having a majority of the voting power shall constitute a quorum at the meeting and the affirmative vote of a majority of the voting power of the shares represented at the meeting is required to elect directors and approve the adoption of the Company's Employees 1996 Stock Purchase Plan, 1996 Incentive Compensation Plan and 1996 Stock Option Plan for Non-Employee Directors and the granting of Options and Stock Awards under such plans and the issuance of shares upon exercise of such options. With respect to the proposal to elect directors, stockholders may vote in favor of all nominees or withhold their votes as to all or specified nominees. With respect to the other proposals being presented, stockholders may vote in favor of or against each such proposal or may abstain from voting thereon. If a stockholder specifies how the proxy is to be voted with respect to the election of directors, or other proposals, the proxy will be voted in accordance with such specification. If no direction is given on a proxy, the proxy will be voted FOR the election of all nominees listed and FOR the adoption of the proposals. An abstention will have the same effect as a negative vote. However, if a stockholder specifies that a proxy is being voted for less than all shares registered in the stockholder's name it will be counted as present for quorum purposes and voted only for the number of shares specified. Except for Mr. Richardson, all executive officers of the Company are eligible to participate in and receive grants under the Company's Employees 1996 Stock Purchase Plan and 1996 Incentive Compensation Plan and all non-employee directors of the Company, including Messrs. Bouyer, Douglas, Hodes, and Rubinovitz will receive Option grants under the Company's 1996 Stock Option Plan for Non-Employee Directors. Mr. Purkey and other new non-employee directors will receive grants of options under the Company's 1996 Stock Option Plan for Non-Employee Directors in the future.

                      ELECTION OF DIRECTORS

A Board of eleven directors will be elected to serve until the next annual meeting, or until their successors are elected and shall have qualified subject to their earlier resignation or removal as permitted by law. The proxies returned pursuant to this solicitation will be voted by the persons named therein for the election as directors of the persons named below under "Information Relating to Directors, Nominees and Executive Officers" as nominees for election as directors unless specifically directed to withhold authority in the proxy. Should any nominee be unable to accept the office of director (which is not presently anticipated), the persons named in the proxies will vote for the election of such other persons as they shall determine.

Information Relating to Directors, Nominees and Executive Officers
The following table sets forth the name, principal occupation and position and offices with the Company, age, and length of service of each of the directors, nominees for director and executive officers of the Company and ownership of Common Stock and Class B Common Stock of the Company (by number of shares and as a percentage of the total outstanding shares of each class and as a percentage of the total voting power of all outstanding voting shares combined) of each director and nominee and each executive officer named in the "Summary Compensation Table" below and of all executive officers and directors as a group. Because Class B Common Stock is convertible into Common Stock the number of shares listed as owned under the Common Stock column in the table also includes the number of shares listed under the Class B Common Stock column. The information in the table has been furnished to the Company by the persons listed.

Name, Principal                                            Common Stock and Class B Common Stock
Occupation and                    Director                         Beneficially Owned
Company Position        Age       Since                          As of August 20, 1996


                                                                                            Percent of
                                                                     Number of              Total Voting
                                           Number of                 Shares of              if Class
                                           Shares of     Percent     Class B    Percent of  Voting not
                                           Common (1)(2) of Class    Common (2) of Class    applicable (3)

Directors and Nominees for
Election as Director
Edward J. Richardson   54         1965     5,978,397(9)  50.43%      3,189,421  98.34%      84.39%
 (4)(26)
 Chairman of the Board,
 President and Chief Executive
 Officer of the Company

Dennis R. Gandy        53         1983       128,857(10)  1.47%         4,394(11)  *           *
 (4)(27)
 Executive Vice President
 of Corporate Development
 of the Company

Joel Levine (28)       43         1983        84,477(12)    *              0       *           *
 Senior Vice President
 of the Company

Arnold R. Allen        64         1986        76,223 (13)   *          37,393(14) 1.14%      1.00%
 Management Consultant

Scott Hodes (5)(6)(7)  59         1983        38,424 (15)   *           3,712      *           *
 Partner, Ross & Hardies,
 Attorneys at Law, which firm provides
 legal services to the Company

Samuel Rubinovitz      66        1984         35,431 (16)   *             825      *           *
 (4)(5)(7)(8)
 Management Consultant

Kenneth J. Douglas     73        1987         41,344 (17)   *           1,347      *           *
 (5)(6)
 Chairman of the Board, West
 Suburban Hospital Medical Center

Jacques Bouyer (8)     68        1990         32,000 (18)   *              0       *           *
 Management Consultant

William J. Garry (29)  48        1994         21,728 (19)   *              0       *           *
 Vice President of Finance and
 Chief Financial Officer
 of the Company

Harold L. Purkey (6)   52        1994         12,000 (20)   *              0       *           *
 Senior Managing Director
 Forum Capital Markets

Ad Ketelaars (30)      39        1996         57,000 (21)   *              0       *           *
 Chief Executive Officer
 EnerTel

Non-Director Executive Officers of
Company

Charles J. Acurio     37         N.A.         59,502 (22)  *              0        *           *
 (31)
 Vice President-Display Products Group

William G. Seils     61          N.A.         65,904(23)   *            247        *           *
 (32)
 Senior Vice President,
 General Counsel and Secretary

Joseph C. Grill      52         N.A.
 (33)
 Vice President-Human
 Resources

Bart F. Petrini      57         N.A.
 (34)
 Vice President-Electron Device Group

Flint Cooper (35)   34          N.A.
 Executive Vice President-
 Security Systems Division

Executive Officers and Directors
as a group (16 persons)                       6,719,018(24) 53.85%    3,237,339(25) 98.68%   87.24%

(*)  Less than 1%.

(1) Includes the number of shares listed under the column "Number of Shares of Class B Common."

(2) Except as noted, beneficial ownership of each of the shares listed is comprised of either sole investment and sole voting power, or investment power and voting power that is shared with the spouse of the Director or officer, or voting power that is shared with the Trustees of the Company's Employees Stock Ownership Plan ("ESOP") with respect to shares identified as allocated to the individual's ESOP account.

(3) Common Stock is entitled to one vote per share and Class B Common Stock is entitled to ten votes per share. Computation assumes that Class B Common Stock held or subject to acquisition pursuant to stock option is not converted.

(4)  Member of Executive Committee.

(5)  Member of Compensation/Stock Option Committee.

(6)  Member of Audit Committee.

(7)  Member of Directors' Executive Oversight Committee.

(8)  Member of Strategic Planning Committee.

(9) Includes 3,189,421 shares of Common Stock which would be issued upon conversion of Mr. Richardson's Class B Common Stock, 22,397 shares of Common Stock allocated to the account of Mr. Richardson under the ESOP and 4,730 shares of Common Stock which would be issued upon conversion of $100,000 principal amount of the Corporation's 7-1/4% Convertible Subordinated Debentures owned by a Trust of which Mr. Richardson is a Co-Trustee and as such shares investment and voting power. Does not include 7,000 shares of Common Stock held by William
     G. Seils as custodian for Mr. Richardson's sons, Alexander and Nicholas, as to which Mr. Richardson disclaims beneficial ownership.

(10) Includes 4,394 shares of Common Stock which would be issued on conversion of Mr. Gandy's Class B Common Stock, 12,450 shares of Common Stock allocated to the account of Mr. Gandy under the ESOP and 2,365 shares of Common Stock which would be issued upon conversion of $50,000 principal amount of the Corporation's 7-1/4% Convertible Subordinated Debentures. Also includes 93,650 shares of Common Stock as to which Mr. Gandy holds stock options exercisable within 60 days. Does not include 742 shares of Common Stock held by Mr. Gandy as custodian for his sons, Jason and Scott Gandy, and 1,485 shares of Common Stock held by Mr. Gandy's wife, as to which Mr. Gandy disclaims beneficial ownership.

(11) Does not include 740 shares of Class B Common Stock held by Mr. Gandy as custodian for his sons, Jason and Scott, and 1,485 shares of Class B Common Stock held by Mr. Gandy's wife, as to which Mr. Gandy disclaims beneficial ownership.

(12) Includes 8,799 shares of Common Stock allocated to the account of Mr. Levine under the ESOP. Also includes 62,379 shares of Common Stock as to which Mr. Levine holds stock options exercisable within 60 days. Does not include 468 shares of Common Stock held by Mr. Levine's wife and 1,000 shares of Common Stock held by Mr. Levine as custodian for his son, Heath Levine, as to which Mr. Levine disclaims beneficial ownership.

(13) Includes 37,393 shares of Common Stock to which Mr. Allen holds stock options exercisable within 60 days and an additional 37,393 shares of Common Stock which would be issued upon conversion of 37,393 shares of Class B Common Stock as to which he also holds stock options exercisable within 60 days.

(14) Includes 37,393 shares of Class B Common Stock as to which Mr. Allen holds stock options exercisable within 60 days.

(15) Includes 3,712 shares of Common Stock which would be issued upon conversion of Mr. Hodes' Class B Common Stock. Also includes 30,000 shares of Common Stock to which Mr. Hodes holds stock options exercisable within 60 days.

(16) Includes 825 shares of Common Stock which would be issued upon conversion of Mr. Rubinovitz' Class B Common Stock. Also includes 30,000 shares of Common Stock to which Mr. Rubinovitz holds stock options exercisable within 60 days.

(17) Includes 1,347 shares of Common Stock which would be issued upon conversion of Mr. Douglas' Class B Common Stock. Also includes 30,000 shares of Common Stock to which Mr. Douglas holds stock options exercisable within 60 days.

(18) Includes 30,000 shares of Common Stock to which Mr. Bouyer holds stock options exercisable within 60 days.

(19) Includes 11,000 shares of Common Stock to which Mr. Garry holds stock options exercisable within 60 days. Also includes 1,219 shares of Common Stock allocated to the account of Mr. Garry under the ESOP.

(20) Includes 10,000 shares of Common Stock as to which Mr. Purkey holds stock options exercisable within 60 days.

(21) Includes 57,000 shares of Common Stock as to which Mr. Ketelaars holds stock options exercisable within 60 days, provided however that 10,000 shares are subject to forfeiture should he leave prior to May 17, 1997, 10,000 shares are subject to forfeiture should he leave prior to May 17, 1998, 2,400 shares are subject to forfeiture should he leave prior to August 23, 1997, 2,400 shares are subject to forfeiture if leaves prior to August 23, 1998, 2,400 shares are subject to forfeiture if he leaves prior to August 23, 1999 and 2,400 shares are subject to forfeiture if he leaves prior to August 23, 2000.

(22) Includes 54,500 shares of Common Stock as to which Mr. Acurio holds stock options exercisable within 60 days and 4,902 shares of Common Stock allocated to the account of Mr. Acurio under the ESOP.

(23) Includes 46,970 shares of Common Stock as to which Mr. Seils holds stock options exercisable within 60 days and 247 shares of Common Stock which would be issued on conversion of Mr. Seils' Class B Common Stock. Also includes 7,751 shares of Common Stock allocated to the account of Mr.
     Seils under the ESOP.  Does not include shares held as custodian - see (9).

(24) Does not include 8,742 shares of Common Stock held by certain members of such group as custodians under Uniform Gift to Minors Acts or 1,953 shares of Common Stock held by spouses of members of such group. Includes 3,199,946 shares of Common Stock which would be issuable on conversion of Class B Common Stock, 571,392 shares of Common Stock issuable upon options exercisable within 60 days, 37,393 shares of Common Stock which would be issuable on conversion of Class B Common Stock issuable upon options exercisable within 60 days and 7,095 shares of Common Stock issuable upon conversion of $150,000 principal amount of the Corporation's 7-1/4% Convertible Subordinated Debentures. Includes
     64,338 shares of Common Stock held in trust for the benefit of the Company's profit sharing trust and ESOP allocated to the accounts of all executive officers and directors as a group; such shares are ratably forfeitable in the event the officer leaves the employ of the Company prior to completing six years of service.

(25) Does not include 740 shares of Class B Common Stock held by certain members of such group as custodians under Uniform Gift to Minors Act or 1,485 shares of Class B Common Stock held by the spouse of a member of such group. Includes 37,393 shares of Class B Common Stock issuable upon exercise of options exercisable within 60 days.

(26) Mr. Richardson has been employed by the Company or its predecessor since 1961, holding several positions. He has been Chairman, President and Chief Executive Officer of the Company for more than the last five years.

(27) Mr. Gandy has been employed by the Company or its predecessor since 1972 holding several positions. He has held the position of Executive Vice President since 1981. In May, 1994 his title was changed to Executive Vice President of Corporate Development.

(28) Mr. Levine has served as an officer of the Company or its predecessor or subsidiary since 1983. He has held the position of Senior Vice President since 1992.

(29) Mr. Garry was Vice President, Finance and Chief Financial Officer and a director of GEO International Corporation of Chicago, Illinois for more than five years before he joined the Company in his present position in June, 1994. GEO International Corporation filed a
     Voluntary Petition for Bankruptcy Protection October 25, 1993 in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Chapter 11, No. 93 B 22353 and emerged from bankruptcy under a plan of reorganization effective May 12, 1995.

(30) Mr. Ketelaars was General Manager of Philips Printed Circuit Boards since 1988 and Product Group Manager Professional Tubes Philips Components since 1987. He joined the Company in the executive officer position of Vice President and Managing Director of Europe in May, 1993 and resigned as an employee of the Company effective May 31, 1996 to become Chief Executive Officer of EnerTel, a new telecommunications company established by Dutch Electric Utility Companies and CATV Companies.
     He was elected to the Board of Directors on April 10, 1996 and continues to serve the Company as an employee and director of certain foreign subsidiaries.

(31) Mr. Acurio has been employed by the Company since 1988 holding the titles of CRT Division Manager and Display Products Group Strategic Business Unit Manager and has held the executive officer position of Vice President-Display Products Group since April, 1993.

(32) Mr. Seils has served in the executive officer position of Senior Vice President since January, 1992 and General Counsel and Secretary since May, 1986.

(33) Mr. Grill has served as an officer of the Company since 1987 and became an executive officer in the position of Vice President-Corporate Administration in 1992. In 1994 his title was changed to Vice President, Human Resources.

(34) Mr. Petrini joined the Company in his present executive officer position in April, 1994. Prior thereto he was a consultant with Petrini, Frank & Co. since June, 1989.

(35) Mr. Cooper joined the Company in November 1994 in his present executive officer position. Prior thereto he was Director of CCTV Sales with Arius, Inc. since 1991 and Purchasing Agent at ADT Security Systems, a distributor of electronic security equipment, from 1988 to 1991.

Each nominee's and executive officer's principal occupation and employment for the last five years has been as listed in the table or footnotes thereto, except as follows:

     Mr. Allen retired as President of the Company effective September 1, 1989, which office he held since September, 1985. Since his retirement Mr. Allen has been a management consultant and has been a consultant to the Company. He served as Chairman of the Strategic Planning Committee of the Company's Board of Directors from April, 1991 until April, 1992. He is now serving as a consultant to the Company.

     Mr. Hodes is a partner at the law firm of Ross & Hardies since January 1, 1992, which firm provides legal services to the Company. Prior thereto he was senior partner at the law firm of Arvey, Hodes, Costello &
     Burman, which firm ceased to exist on December 31, 1991.

     Mr. Rubinovitz was Executive Vice President of EG&G, Inc., a diversified manufacturer of instruments and components, from April, 1989 until his retirement in January, 1994. He now serves the Company as a consultant.

     Mr. Douglas was Vice Chairman of Dean Foods Company for the period from December, 1988 to September, 1992, when he retired. Prior to becoming Vice Chairman, he served as Chairman of Dean Foods for many years. He is now the Chairman of the Board of West Suburban Hospital Medical Center.

     Mr. Bouyer served as Chairman of the Board of Philips Composants of Paris, France, engaged in the manufacture and sale of electronic components and a subsidiary of N.V. Philips of The Netherlands, from April 1, 1990 until January 1, 1994 when he became Honorary Chairman of the Board and a director. For more than five years prior to April, 1990 he was Chief Executive Officer of Philips Composants. Mr.
     Bouyer is also currently Vice Chairman of the BIPE Institute for Economic and Market Research and a consultant in business strategies and management. Mr. Bouyer is serving the Company as an independent management consultant principally with respect to European matters.

     Mr. Purkey has been Senior Managing Director of Forum Capital Markets since May, 1994. For more than five years prior thereto he was employed by Smith Barney Shearson, holding the position of Senior Managing Director and Manager of the Convertible Bond Department from July, 1990 to February, 1994. Prior to July, 1990 Mr. Purkey was Senior Vice President of Drexel Burnham Lambert Incorporated.

Executive officers serve for a term until their respective resignation, death or removal.

Board and Committee meetings
During the last fiscal year, the Company's Board of Directors held 4 meetings. Each Director attended at least 75% of the aggregate number of such meetings, and meetings of the Committee(s) on which he served.

The Board's Executive Committee did not meet during the last fiscal year. The Executive Committee, during the interval between meetings of the Board of Directors, may exercise all authority of the Board in the management of the Company, except as otherwise provided in the Company's By-laws or by applicable law.

The Board's Audit Committee held 3 meetings in the last fiscal year. It meets for the purpose of reviewing and making recommendations regarding the engagement of an independent accounting firm for the Company; the scope of the independent accountants' audit procedures; the adequacy and implementation of internal controls; and such other matters relating to the Company's financial affairs and accounts as it deems desirable or in the best interest of the Company.

The Board's Directors' Executive Oversight Committee held 4 meetings in the last fiscal year. It is charged with monitoring the Company's Government contracting activities and compliance with its Code of Conduct, and policies on ethical business practices and reporting on the same.

The Board's Compensation/Stock Option Committee held 4 meetings in the last fiscal year. It is responsible for reviewing and establishing the compensation policy and guidelines for executive officers and the compensation of the chief executive officer and administers the Company's Incentive Stock Option Plan, Incentive Compensation Plan, 1994 Incentive Compensation Plan, 1996 Incentive Compensation Plan, Stock Purchase Plan and 1996 Stock Purchase Plan, including determining the employees to whom stock options, awards or cash bonuses are granted, the number of shares subject to each option or award, and the date or dates upon which each option or award may be exercised.

The Board's Strategic Planning Committee which is responsible for developing and reviewing long term strategic plans for the Company met 3 times in the last fiscal year.

The Company has no standing Nominating Committee or committee performing a similar function.

Directors Compensation
Directors who are not Company employees receive a quarterly fee of $3,000 and a fee of $500 for each Board or Committee meeting attended, plus travel expenses. In addition each current "Non-Employee Director" has received a grant of options to acquire 25,000 shares of the Company's Common Stock at exercise prices ranging from $5.25 to $12.875 per share (the fair market value on the date of grant) under the Company's Stock Option Plan for Non-Employee Directors ("Directors' Plan"). In addition, subject to stockholder approval at the annual meeting to be held October 1, 1996, each current Non-Employee Director, other than Mr. Purkey, received a grant of an option to acquire an additional 5,000 shares of the Company's Common Stock at an exercise price of $10.8125 per share (the fair market value on the date of grant) under the Company's 1996 Stock Option Plan for Non-Employee Directors ("1996 Directors' Plan"). See "Proposal to Approve the Richardson Electronics, Ltd. 1996 Stock Option Plan for Non-Employee Directors" below for a description of such plan and the options to be granted thereunder.
Under the Directors' Plan and the 1996 Directors' Plan, options are granted to any director of the Company who is not an officer or employee of the Company or any of its subsidiaries or affiliates and who has not been such for a period of one year prior to his first being elected to the Board ("Non-Employee Director"). Options issued under the Directors' Plan and 1996 Directors' Plan are intended to be non-qualified stock options, not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended, from time to time. The Directors' Plan and the 1996 Directors' Plan are administered by the Board of Directors of the Company which has the sole responsibility for construing and interpreting said Plans. Each option granted is evidenced by an option agreement between the optionee and the Company and, subject to the provisions of the Directors' Plan or the 1996 Directors' Plan, contains such terms and conditions as may be approved by the Board. The purchase price of each share that may be purchased upon exercise of an option is the fair market value of the share on the date the option is granted. These options are exercisable for a period of approximately ten years. Under the Directors' Plan, any new "Non-Employee Director" elected or appointed was granted an option to purchase 25,000 shares of the Company's Common Stock on the date such director took office. All options granted under Directors' Plan vest over a five-year period from the date of grant with 20% of the option shares becoming first exercisable on each anniversary of the grant date. The Directors' Plan was terminated with respect to future grants on April 10, 1996. The Directors' Plan and the 1996 Directors' Plan provide, among other things, that the option of any optionee, whose status as a director terminates because of retirement, or removal from the Board within one year after a change of control (as defined in the Directors' Plan and 1996 Directors' Plan), shall become fully exercisable with respect to all shares covered thereby and not previously purchased upon exercise of the option and shall remain fully exercisable until the option expires by its terms. Messrs. Allen, Bouyer and Rubinovitz are serving as consultants to the Company and received $14,000, $41,105 and $40,000, respectively, for such services in fiscal 1996. Mr. Allen also has non-qualified stock options for 37,393 shares of Common Stock and 37,393 shares of Class B Common Stock at exercise prices ranging from $8 per share to $12.95 per share.


Affiliations
There is no family relationship between any director and any other director or nominee for director or executive officer of the Company. No nominee or director is a director of any other public company, except Mr. Hodes is a director of Sabratek Corporation, Mr. Rubinovitz is a director of KLA Instruments, Inc., Kronos, Inc., and LTX Corporation, Mr. Douglas is a director of Andrew Corporation, and Mr. Bouyer is a director of LTX Corporation.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and NASDAQ. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with on a timely basis, except that 1 report covering 1 transaction involving 1,000 shares was filed late by Bart Petrini, an executive officer of the Company.


                      PRINCIPAL STOCKHOLDERS

As of August 20, 1996, no person or firm owned of record, and, so far as it is known to the Company, no person or firm owned beneficially 5% or more of the outstanding Common Stock or Class B Common Stock of the Company, except for:

  (i) Edward J. Richardson whose ownership of Common Stock and Class B Common Stock is set forth above in the table under the caption "Election of Directors - Information Relating to Directors, Nominees and Executive Officers";

 (ii) Quest Advisory Corp., Quest Management Company and Charles M. Royce, controlling person of Quest Advisory and Quest Management are deemed the beneficial owners of 655,525 shares held by Quest Advisory
          Corp. and Quest Management Company (7.71%). Quest Advisory and Quest Management are registered investment advisers.

(iii) Kalmar Investments Inc., is deemed the beneficial owner of 459,850 shares (5.31%). Kalmar Investments Inc. is an investment advisor registered under section 203 of the Investment Advisers Act of 1940.


                      EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for the Company's chief executive officer and the four highest paid executive officers (named executives), as well as the total compensation paid to each such individual for the Company's two prior fiscal years:


Summary Compensation Table
                                                                                     Long-Term Compensation
                                                                                      -----------------------------------
                                           Annual Compensation                      Awards                 Payouts
                                         ---------------------------------       ---------------------     ---------
                                                                   Other                                   Long-         All
                                                                   Annual         Restricted   Stock       Term         Other
          Name and                                                 Compen-        Stock        Options/    Incentive    Compen-
     Principal Position           Year     Salary      Bonus       sation <F1>    Awards       SARs        Payouts      sation <F2>
- ---------------------------       ----     ---------   ---------    ---------     ---------    ---------   ---------    ---------

Edward J. Richardson              1996     $361,783    $162,220     $0             $0           -          $0           $7,998
 CEO                              1995     362,461       95,620      -             -            -           -            6,238
                                  1994     354,563            -      -             -            -           -            9,941

Dennis R. Gandy                   1996     224,825      122,322      -             -            10,000      -            7,998
 Executive Vice President,        1995     224,699      116,282      -             -            10,000      -            6,238
 Assistant Secretary              1994     218,155      107,381      -             -            10,000      -            9,941
 and Director

Charles J. Acurio                 1996     150,000      182,302      -             -            15,000      -            7,998
 Vice President,                  1995     146,683      126,596      -             -            15,000      -            6,238
 Display Product Group            1994     114,971      141,295      -             -            15,000      -            9,941

Joel Levine                       1996     196,419      117,375      -             -            15,000      -            7,998
 Senior Vice President            1995     196,076       95,705      -             -            15,000      -            6,238
 and Director                     1994     175,129      157,881      -             -            15,000      -            9,941

William G. Seils                  1996     172,056       98,873      -             -            10,000      -            7,998
 Senior Vice President,           1995     171,960       88,990      -             -            10,000      -            6,238
 General Counsel and              1994     166,952       75,128      -             -            10,000      -            9,941
 Secretary

<FN1>     While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

<FN2>     These amounts represent the Company's discretionary and 401(k) matching contributions to the Company's Profit
          Sharing Plan.



The following table sets forth certain information concerning Options granted during fiscal 1996 to the named executives:

                                      OPTION / SAR GRANTS IN LAST FISCAL YEAR
                                                                                          Potential Realizable Value
                                         % of Total                                       at Assumed Annual Rates
                                         Options        Exercise                         of Stock Price Appreciation
                            Options      Granted to     or Base                             for Option Term<FN3>
                            Granted      Employees      Price        Expiration     -------------------------
          Name              <FN1><FN2>   in FY96        ($/share)    Date            5%            10%
- -----------------------     ----------   ----------     ----------   ----------     ----------     ----------
Edward J. Richardson         -           0.0%           $    -         -            $     -        $    -
Dennis R. Gandy             10,000       4.1%            7.125        08/22/05       44,809         113,554
Charles J. Acurio           15,000       6.2%            7.125        08/22/05       67,213         170,331
Joel Levine                 15,000       6.2%            7.125        08/22/05       67,213         170,331
William G. Seils            10,000       4.1%            7.125        08/22/05       44,809         113,554

<FN1>     All options granted become exercisable in annual increments of 20%, beginning August 22, 1996.

<FN2>     Options granted under the option plan are exercisable for a period of up to ten years from the date of grant.
Options terminate upon the optionee's termination of employment with the Company, except under certain circumstances.

<FN3>     Gains are reported net of the option exercise price, but before taxes associated with exercise.  These amounts represent certain assumed rates of appreciation only.  Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall market conditions, as well as the optionee's continued employment through the vesting period.  The amounts reflected in this table may not necessarily be achieved.



The following table summarizes options exercised during fiscal year 1996 and presents the value of the unexercised options held by the named executives at fiscal year end:

                       AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR END
                                 AND FISCAL YEAR END OPTION / SAR VALUES
                                             At May 31, 1996
                                                          Number of Unexercised         Value of Unexercised,
                                Options Exercised           Options held at             In-the-money options
                              ---------------------           Fiscal Year end           at Fiscal Year end<FN1>
                              Shares         Value        -----------------------       -----------------------
          Name                Acquired      Realized      Exercisable   Unexercisable   Exercisable  Unexercisable
- ------------------------      ---------     ---------     ----------    ----------      ----------   ----------
Edward J. Richardson             -              -         $     -       $     -         $      -     $     -
Dennis R. Gandy                8,000         56,000        86,150        17,500          272,169      60,000
Charles J. Acurio                -              -          48,000        18,500          254,000      58,750
Joel Levine                   12,524         87,668        54,879        19,500          154,048      63,125
William G. Seils              10,000         67,500        40,470        14,500          131,179      17,500

<FN1>     Represents the difference between $10.375  per share (the closing price of the Company's common stock on May
31, 1996) and the exercise price of the options.



Compensation Committee Interlocks and Insider Participation
Edward J. Richardson, chief executive officer of the Company, served on the Stock Option Committee until it was combined with the Compensation Committee on July 14, 1993 and participated in determining the compensation of other executive officers for fiscal 1996. The Company leases warehouse facilities in Franklin Park, Illinois from a trust, of which Edward J. Richardson is the principal beneficiary, for a term expiring in 1999. Under the terms of this net lease, the Company is obligated to make rental payments of $68,705 per year during the term of the lease. In the opinion of management, the lease is on terms no less favorable to the Company than similar leases which would be available from unrelated third parties.

Report on Executive Compensation
Traditionally, the Company's executive officers' compensation has been determined by the Company's chief executive officer due to the relatively small number of other executive officers and the chief executive officer's personal knowledge of the relative performance and responsibilities of each executive officer. Compensation for the Company's executive officers, other than the chief executive officer, for the fiscal year ended May 31, 1996 was established in this manner, except for long-term incentive compensation in the form of stock option grants which was established by the Compensation/
Stock Option Committee. The compensation for the Company's chief executive officer for fiscal 1996 was determined pursuant to a formula set by the Board of Directors in 1983, prior to the effective date of the Securities and Exchange Commission rules mandating disclosure of bases for such compensation, at a fixed base salary of $250,000, adjusted annually on each June 1 for changes in the cost of living, and a bonus equal to 2% of the Company's after tax profits. The Company expects that the chief executive officer will continue to set compensation for the Company's other executive officers with the advice and guidance of the Compensation/Stock Option Committee of the Board of Directors, that the Compensation/Stock Option Committee will determine the granting of options, and that the chief executive officer's compensation will be set by the Compensation/Stock Option Committee.

Individual compensation has been established to maintain equitable internal relationships taking into account the responsibilities, experience, seniority, and work performance of the individual executive, the overall performance of the Company and the unit or area of responsibility of the executive, and the strategic objectives and budget considerations of the Company. The relative weight given to each of these factors varies from individual to individual and from year to year. No increases in executive officers' base salaries were made for the year ended May 31, 1996, and increases ranging from 0% to 3% in base salaries of executive officers are being made for the year ended May 31, 1997.

A significant portion of each executive officer's compensation is in the form of a bonus (in fiscal 1996 it was budgeted to be from 50 to 60% of base compensation depending on the executive) which is performance-related. Bonuses are designed to reward executives for achieving and exceeding
Company performance goals and/or individual performance goals. Bonuses or portions thereof, based upon overall Company performance in fiscal 1996, were based upon targeted levels of the Company's earnings and were paid at 108% of the target bonus. For bonuses or portions thereof based upon individual performance, the performance criteria or goals varied with each executive as set by the chief executive officer in his annual review with the executive. For example, an executive responsible for a business unit may receive a bonus or a portion thereof based upon the business unit meeting its financial goals while an executive in charge of other functions may receive a bonus or portion thereof based upon his achieving individual performance objectives which are generally subjective, established specifically for him by the chief executive officer. For the fiscal year ended May 31, 1996 such individual performance bonuses or portions thereof were paid at percentages of target, ranging from 71% to 149%. Financial measures (e.g. earnings per share, return on invested capital, gross margin) and targets for each executive officer are set at the beginning of the fiscal year by the chief executive officer, although discretionary adjustments are possible should unforeseen events occur.

Salary levels, bonus criteria and performance objectives for the Company's executive officers are examined each year to take into account factors discussed above and other additional factors believed appropriate at the time. Executive compensation structures and levels for each year's targeted overall Company and individual performance goals are determined following regular structured annual reviews of each executive officer conducted by the chief executive officer. Target performance levels take into account historic patterns of Company performance and strategic objectives.

Individual stock option grants in fiscal 1996 were determined giving consideration to the factors discussed above and previous option grants and to give the executive officers additional incentive to improve the overall performance of the Company. This resulted in total options granted to executive officers in fiscal 1996 being decreased 18,000 shares from the prior year grant of 120,000. Such grants included first-time options awarded to one new executive officer hired in fiscal 1995. Options granted in fiscal 1996 to two continuing executive officers were increased a total of 7,000 shares, and the rest remained the same. The chief executive officer is not eligible for option grants.

In addition all executive officers, including the chief executive officer, participate in broad based benefits generally available to all U.S. employees of the Company, such as medical, dental, disability, life insurance, profit sharing (which includes a 401(k) feature), employees stock ownership and employees stock purchase plans.

The Omnibus Budget Reconciliation Act of 1993 (the "Act") amended the
Internal Revenue Code, section 162(m), to limit deductibility for the Company for income tax purposes of compensation paid to the chief executive officer and the 4 other highest paid executive officers to $1 million per year, per person, subject to certain exceptions. The Company does not currently have any executive exceeding that limitation. If at a future date it appears likely that such limitation may be exceeded, the Committee will consider recommending restructuring of executive compensation programs in light of the requirements of the Act and the regulations that may be promulgated thereunder to permit them to meet the exceptions to the limitation so such compensation may continue to be deductible.

Kenneth J. Douglas                 Edward J. Richardson
Scott Hodes
Samuel Rubinovitz

The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to the Company's stockholders during the five-year period ended May 31, 1996, as well as an broad equity market index (NASDAQ Stock Market (US & Foreign) Index) and a published industry index (NASDAQ Electronic Component Stock Index). All three indices reflect the value of an investment of $100 made on June 1, 1991.

                            PERFORMANCE GRAPH

Comparison of Five year Cumulative Total Return among Richardson Electronics Stock Index, NASDAQ Composite Index, and NASDAQ Electronic Components Index

Measurement Period       REL       NASDAQ         Elec Comp
(Fiscal Year covered)

Measurement Pt 6/1/91    $100      $100           $100

FYE 5/31/92              $143      $117           $111
FYE 5/31/93              $133      $142           $178
FYE 5/31/94              $ 87      $149           $208
FYE 5/31/95              $142      $176           $355
FYE 5/31/96              $198      $254           $466



          PROPOSAL TO APPROVE THE RICHARDSON ELECTRONICS, LTD.
                    EMPLOYEES 1996 STOCK PURCHASE PLAN

The Company's Employees Stock Purchase Plan ("Original Plan") adopted in 1983, the purpose of which was to attract, motivate and retain personnel by offering employees of the Company, through the grant of stock options (at 85% of the fair market value of such stock on the date of grant, or the date of exercise, whichever is lower) the opportunity to participate in the appreciation in value of the Company's Common Stock which may result from their performance is nearly exhausted. On April 10, 1996 the Board of Directors of the Company adopted, subject to stockholder approval, the Richardson Electronics, Ltd. Employees 1996 Stock Purchase Plan ("Purchase Plan") to permit the Company to continue to offer this employee benefit.
The full text of the Purchase Plan is set forth in Exhibit A to this proxy statement. The following description of the Purchase Plan is qualified in its entirety by reference to the text of such Purchase Plan. The Purchase Plan is designed to comply with the requirements of Section 423 of the Internal Revenue Code and Section 16b of the Securities Exchange Act of
1934. It is not subject to the Employee Retirement Income Security Act of 1974, nor subject to the qualification provisions of Section 401a of the Internal Revenue Code.

The Purchase Plan is administered by the members of the Compensation/Stock Option Committee appointed by the Board of Directors who are "Non-Employee Directors" as that term is defined in Rule 16b-3 of the Securities and Exchange Commission. No member of the Committee is eligible to participate in the Purchase Plan. The Committee is authorized to fix grant dates for options to be granted under the Purchase Plan, interpret the Purchase Plan, and control and manage the operations and administration of the Purchase Plan pursuant to such rules and regulations as it may from time to time adopt for carrying out the purposes of the Purchase Plan.

150,000 shares of the Company's Common Stock $.05 par value (the "Common Stock"), subject to adjustments in accordance with the provisions of the Purchase Plan, are being reserved for issuance on exercise of options granted pursuant to the Purchase Plan. Such shares may be either authorized, but unissued shares of the Company, or shares which have been or may be reacquired by the Company, including treasury shares.

All regular employees of the Company and its subsidiaries who are designated by the Committee, who work more than 20 hours during a week or more than five months during the year, may participate in the Purchase Plan. However, no employee may participate, if immediately after the option is granted, such employee beneficially owns (directly or by attribution) 5% or more of the Company's Common Stock, and no option may be granted to any employee which would permit his or her right to purchase Common Stock pursuant to any unexpired offering under the Purchase Plan and any other employee stock purchase plan to accrue at a rate which exceeds $25,000 during any calendar year based on the fair market value of such stock as determined on the grant date. The decision to participate is voluntary on behalf of the employee. Currently there are approximately 500 persons eligible to participate. All eligible employees are given written notice of a grant date and the opportunity to elect to participate through payroll deduction between 1 and 10% of their annual base compensation up to a maximum of $250,000 of compensation.

The Committee will from time to time, as of a specified date (the "Grant Date"), offer options for shares of Common Stock to eligible employees on the date it so designates (an "Offering"). Subsequent Grant Dates will not be less than one year apart.

Eligible employees may become participants by completing and delivering to the Company such election and other forms as are required by the Committee, including a payroll deduction form, at least ten days before a Grant Date.
A participant cannot increase or decrease the amount of his or her payroll deduction during the term of an option unless an adjustment in his or her compensation occurs, in which case, absent instructions to the contrary, his or her payroll deduction will be automatically adjusted to reflect such change. An Employee Stock Purchase Plan Account (the "Account") is established for each participant and payroll deductions are credited to the Account. Interest is paid on any amounts in such Accounts.

Unless a participant gives written notice of termination or his or her employment is terminated prior to the exercise date of an option, each option is exercised automatically on the last business day prior to the last business day of the eleventh calendar month following the month of the Grant Date for such number of full shares as may be purchased with the accumulated payroll deductions and interest credited to his or her Account on that date.

The purchase price for the shares covered by options granted under the Purchase Plan will be equal to 85% of the fair market value of the shares on the Grant Date or the date of exercise, whichever is lower. The fair market value of the shares on a date is equal to (i) the mean of the closing bid and asked quotations (as reported by NASDAQ), or (ii) if the Common Stock is traded on a securities exchange, the last sale price of the Common Stock on such exchange. The term of each option will expire on the last business day of the eleventh calendar month following the month of the Grant Date.

In the event an Offering is oversubscribed, the Committee may, in its sole discretion, either increase the number of shares in the Offering or make a pro rata allocation of available shares in the Offering in such a manner as it deems uniform and equitable. However, if the Committee decides to make a pro rata allocation, the payroll deductions elected by participants will be proportionately reduced to properly effectuate such allocation and the Committee will notify each participant in writing of such allocation.

An employee's rights or options under the Purchase Plan are exercisable only by him or her during his or her lifetime, and such rights or options may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer such rights or options shall be without effect, except that the Company may treat such act as an election to terminate an option.

The Board of Directors may from time to time amend or terminate, consistent with applicable laws and regulations, the Purchase Plan, without action by the Company's stockholders, except for an amendment which would (i) increase the aggregate number of shares of the Company's Common Stock subject to the Plan, (ii) alter the classification of employees eligible to participate, (iii) increase the option price, or (iv) cause the Purchase Plan not to qualify as an "employee stock purchase plan" under section 423(b) of the Internal Revenue Code, and no amendment or termination of the Purchase Plan shall impair or adversely alter any outstanding Option without the consent of the employee participant therein.

Federal Income Tax Consequences
The federal income tax consequences of an option offering under the Purchase Plan, and the exercise thereof and the disposition of shares so acquired are summarized below. The Company expresses no opinion as to the tax consequences of an option offering, an exercise, or a disposition of shares acquired as to any particular employee. The funds deducted from the employee's pay, and interest earned thereon, are included in the employee's ordinary compensation and will be taxable in the year in which earned. The options granted under the Purchase Plan however, are intended to qualify as options granted under Section 423 of the Internal Revenue Code, and, in general, the employee will not realize taxable income at the time of grant, or option exercise and purchase of shares. Upon disposition of the shares acquired upon exercise of an option granted under the Purchase Plan (provided they are held for at least 2 years after the Grant Date and 1 year after the Exercise Date) the employee will realize ordinary income on disposition to the extent of the lesser of (1) the amount by which the fair market value of the stock at the time the option was granted exceeded the option price, and (2) the amount by which the fair market value of the stock at the time of disposition of the stock exceeded the price paid. Any further gain is taxed as capital gain. Where an employee sells the stock before the expiration of the required holding period, he realizes ordinary income (compensation) to the extent of the difference between the option price and the fair market value of the stock at the date the option was exercised. The Company is entitled to a tax deduction to the extent the employee recognizes ordinary income subject to the limitations of Section 162(m) of the Internal Revenue Code.

Interest of Directors, Nominees and Executive Officers
Non-employee directors are not eligible to participate in the Purchase Plan. All employee directors and executive officers are eligible to participate, however, except as set forth in the above described limitations in the Purchase Plan, it is not possible to identify which of such persons will elect to participate in offerings under the Purchase Plan or the extent of their participation, because this will be determined in the future to the extent the Company makes an offering and then to the extent the person elects to participate.

Stockholder Vote
The affirmative vote of the holders of shares possessing a majority of the voting power present in person or represented by proxy and entitled to vote at the meeting is required to adopt the proposed Purchase Plan. The Purchase Plan and all options granted thereunder will terminate and become null and void if the Purchase Plan is not approved by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL REGARDING THE RICHARDSON ELECTRONICS, LTD. EMPLOYEES 1996 STOCK PURCHASE PLAN.


           PROPOSAL TO APPROVE THE RICHARDSON ELECTRONICS, LTD.
               EMPLOYEES' 1996 INCENTIVE COMPENSATION PLAN

On April 10, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the Richardson Electronics, Ltd. Employees' 1996 Incentive Compensation Plan ("Plan") providing for the grant of stock options ("Options"), stock awards ("Awards") and cash bonuses ("Bonuses") to permit the Company to continue to offer these Options, Awards and Bonuses as incentive compensation to attract and retain capable executives and other key employees. The options and awards authorized under the Incentive Compensation Plan, a nonqualified option plan adopted in 1990 and the 1994 Incentive Compensation Plan are nearly exhausted. The new Plan is proposed to permit continuation of the stock option and stock award program for the recruitment, motivation and retention of employees. The full text of the Plan is set forth in Exhibit B to this proxy statement. The following description of the Plan is qualified in its entirety by reference to the text of such Plan. The Plan is designed to comply with the requirements of
Section 16(b) of the Securities Exchange Act of 1934.

Under the Plan, Options, Awards and Bonuses may be granted to key administrative, managerial or executive employees of the Company. Options permit the Grantee to purchase (at a price fixed by the Compensation/Stock Option Committee) shares of the Company's Common Stock, $.05 par value, upon exercise of the Option. Options may be either options intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"), or non-qualified stock options not intended to meet the requirements of Section 422 of the Code. Incentive Stock Options which first become exercisable in any calendar year for shares with a fair market value on the date of grant in excess of $100,000 are treated as non-qualified stock options to the extent of such excess. Awards are a grant of shares of Common Stock without the payment of additional consideration by the employee Grantee and may be unrestricted or restricted, in which the employees' right to the shares vest over time. Bonuses, if granted, generally are intended to be in an amount and with timing that would approximate the tax payable by a Grantee of an Option or an Award to encourage the Grantee to hold the shares acquired rather than sell them to pay taxes. The purpose of the Plan is to attract and retain capable executives and other key employees in the employ of the Company (currently approximately 130 persons) by giving these individuals the opportunity to acquire or increase their equity interest in the Company. 800,000 shares of the Company's Common Stock, $.05 par value, subject to adjustment in accordance with the provisions of the Plan, are being reserved for issuance on exercise of Options granted pursuant to the Plan or for Awards granted pursuant to the Plan. No one Grantee may receive Options and Awards for more than 100,000 shares in any one year. Such shares may be either authorized but unissued shares of the Company, or shares which have been or may be reacquired by the Company, including treasury shares.

The Plan is administered by the members of the Compensation/Stock Option Committee appointed by the Board of Directors who are "Non-Employee Directors" as that term is defined in Rule 16b-3 of the Securities and Exchange Commission. No member of the Committee is eligible to participate in the Plan. The Committee has the authority to grant Options, Awards and Bonuses to eligible employees, to determine the terms of those Options and Awards and to interpret the Plan. The Plan will continue until April 9, 2006. Neither the grant of an Option or of an Award by the Company shall create any obligation on the Company to retain the services of the Grantee for any stated period of time. Options and Awards granted under the Plan shall be evidenced by an Option or Restricted Stock Award agreement between the Optionee or Grantee, as the case may be, and the Company, and subject to the provisions of the Plan. The Committee has the discretion to fix the purchase price of each share that may be purchased upon exercise of an Option, so long as it is not less than 50% of the fair market value on the date of grant for non-qualified stock options and 100% of the fair market value on the date of grant for incentive stock options. Options granted may be exercisable for such period of time as fixed by the Committee, but in no event for a period greater than ten years from the date of grant. The Committee has the discretion to determine what if any vesting schedule shall apply with respect to the Options and the Awards granted under the Plan. Except for any vesting restrictions that the Committee may place upon any Option, it may be exercised at any time or from time to time during the Option period as to all or any part of the shares of Common Stock subject to the Option. Options granted under the Plan may be exercised by
(i) cash payment of the full amount of the exercise price, or (ii) in the discretion of the Committee, through the delivery of shares of the Company's Common Stock previously held by the Optionee with a fair market value equal to the full amount of the exercise price, or (iii) by a combination of such methods. Neither Awards nor Options intended to qualify as incentive stock options granted under the Plan are transferable, except by will or by the laws of descent and distribution, so that during the life of the Grantee, the Grantee's Options and Awards may be exercised or received only by the Grantee. The Committee may provide for transferability of non-qualified Options to the Grantee's family members, trusts for such family members or partnerships of such family members. The Committee may in its sole discretion permit the option holder to exercise the Option after his termination of employment. The exercise of an Option shall be subject to such other requirements, if any, as may in the opinion of the Committee be necessary or advisable for the purpose of complying with applicable statues and regulations (including securities laws and regulations), and the rules of the stock exchange or the over-the-counter market in which the Company's Common Stock is traded.

The Board of Directors may from time to time amend, consistent with applicable laws and regulations, suspend, or terminate the Plan, without action by the Company's stockholders, except for an amendment which would increase the aggregate number of shares of the Company's Common Stock subject to the Plan or reduce the minimum Option price (unless to conform to the Code or governing law), and no amendment, suspension or termination of the Plan shall impair or adversely alter any outstanding Option or Award without the consent of the Grantee.

Federal Income Tax Consequences
The federal income tax consequences of Options, Stock Awards and Cash Bonuses are summarized below. The Company expresses no opinion as to the tax consequences of an Option, Stock Award or Cash Bonus as to any particular employee.

(1) Options. Options granted under the Plan may be intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code or not at the discretion of the Committee.

(a) Non-Qualified Options. The employee will not realize ordinary income upon the grant of a non-qualifying Option, but at the time of exercise will realize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the stock acquired over the Option price. The Company will be entitled to an income tax deduction in the amount of ordinary income realized by the employee at the time the income is recognized subject to the limitations of Section 162 (m) of the Code. If shares so acquired are later sold or exchanged, the difference between the sale price and the fair market value on the date of exercise of the Option will generally be treated for tax purposes as capital gain or loss to the employee.

If the employee pays the Option Price, in whole or in part, with previously acquired shares, the employee will be deemed to have exchanged previously acquired shares for an equal number of new shares, and to have received any additional new shares for the other consideration, if any, paid. No gain or loss is recognized upon delivery of the previously acquired shares to the Company. The shares received by the grantee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as the previously acquired shares, and the employee will not recognize income in respect of the receipt of such shares. Employees will recognize taxable income with respect to shares received in excess of the number of previously acquired shares in accordance with the rules described above and such shares will have a basis equal to the consideration paid, if any, plus the amount of ordinary income recognized. The employee's holding period for such shares commences as of the date ordinary income is recognized.

(b) Incentive Stock Options. In general, an employee will not be subject to tax at the time an Incentive Stock Option is granted or exercised. However, the excess of the fair market value of the shares received upon exercise of the Incentive Stock Option over the Option Price is potentially subject to the alternative minimum tax. Upon disposition of the shares acquired upon exercise of an Incentive Stock Option, capital gain or capital loss will be recognized in an amount equal to the difference between the sale price and the Option Price, provided that the employee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise and further provided that the employee has been employed by the Company at all times from the Grant Date until the date three months before the date of exercise (one year in the case of permanent disability). If the employee disposes of the shares without satisfying both the holding period and employment requirements (a "Disqualifying Disposition"), the employee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the Option Price and the lesser of the fair market value of the shares on the date the Incentive Stock Option is exercised or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a capital gain or capital loss.

If the employee pays the Option Price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized upon the delivery of the previously acquired shares to the Company, and the shares received by the employee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for capital gain or capital loss purposes as the previously acquired shares. Shares received by the employee in excess of the number of previously acquired shares will have a basis equal to the gain, if any, on exercise of the Incentive Stock Option and any cash paid on the exercise. The holding period for such shares commences as of the date the shares are issued to the employee. If such an exercise is effected using shares previously acquired through the exercise of an Incentive Stock Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Stock Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the employee recognized ordinary income in a Disqualifying Disposition and in such event subject to the limitations of
Section 162(m) of the Code.

(2) Stock Awards. In the case of a Stock Award, an employee will generally realize income for federal income tax purposes only when his rights to the underlying stock either become transferable or are no longer subject to a substantial risk of forfeiture. For most employees this will occur when their rights vest under their Stock Award. An employee may also elect to recognize income as of the date on which the Stock Award is granted as described below. In any event, the amount of income so realized is equal to the value of the shares of Common Stock at the time the employee realizes income. The Company will be entitled to an income tax deduction in the amount of ordinary income realized by the employee at the time the income is recognized subject to the limitations of Section 162(m) of the Code. If shares so acquired are later sold or exchanged, the difference between the sale price and the fair market value on the date of recognition of income for tax purposes will generally be taxable as long-term capital gain or loss depending upon whether the shares have been held for more than one year.
The Code may permit a grantee of a Restricted Stock Award to elect to have the Restricted Stock Award treated as taxable income in the year of the Award and to pay tax at ordinary income rates on the fair market value of all of the shares awarded based on the price of the shares on the date the recipient receives a beneficial interest in such shares. The election must be made promptly within the time limits prescribed by the Code. Any appreciation in value thereafter would be taxed at capital gain rates when the restrictions lapse and the Common Stock is subsequently sold. However, should the market value of the Common Stock, at the time the Common Stock is sold, be lower than at the date acquired, the grantee would have a capital loss, to the extent of the difference. In addition, if after electing to pay tax on the Award in the year received the recipient subsequently forfeits the Award for any reason, the tax previously paid is not recoverable.

(3) Cash Bonuses. At the time the Cash Bonus is paid, the recipient will receive compensation income and the Company will receive a deduction for compensation income in the amount of the Cash Bonus.

Interests of Directors, Nominees and Executive Officers
No director or nominee (unless he is an employee of the Company other than Mr. Richardson) is eligible for a grant of an Option, Award or Cash Bonus. All executive officers of the Company, except Mr. Richardson, are eligible to participate. However, except as set forth in the above described limitations in the Plan, it is not possible to identify the persons who will be granted Options, Awards or Bonuses under the Plan, the number of shares subject to any Option or constituting any Award, the amount of any Bonus, or the terms and conditions, if any, of any Option, Award or Bonus, because these matters will be determined by the Committee in the future.

Stockholder Vote
The affirmative vote of the holders of shares possessing a majority of the voting power present in person or represented by proxy and entitled to vote at the meeting is required to adopt the proposed Plan. The Plan and all options granted thereunder will terminate and become null and void if the Plan is not approved by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED RICHARDSON ELECTRONICS, LTD. EMPLOYEES' 1996 INCENTIVE COMPENSATION PLAN.


           PROPOSAL TO APPROVE THE RICHARDSON ELECTRONICS, LTD.
            1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

On April 10, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the Richardson Electronics, Ltd. 1996 Stock Option Plan for Non-Employee Directors ("1996 Directors' Plan").

Under the 1996 Directors' Plan, options shall be granted to non-employee members of the Board of Directors of the Company to purchase not more than an aggregate of 300,000 shares of the Company's Common Stock, subject to adjustment in accordance with the provisions of the 1996 Directors' Plan. Such shares may be either authorized but unissued shares of the Company or shares which have been or may be re-acquired by the Company, including treasury shares. The purpose of the 1996 Directors' Plan is to promote the long-term interest of the Company by attracting and retaining qualified and experienced persons as non-employee directors of the Company and by providing additional incentive for such directors to work for the success and growth of the Company through continuing ownership of the Company's stock. This 1996 Directors' Plan will replace the Stock Option Plan for Non-Employee Directors adopted on October 18, 1989 which is being terminated with respect to any future grants. The full text of the 1996 Directors' Plan is set forth in Exhibit C to this Proxy Statement. The following description of the 1996 Directors' Plan is qualified in its entirety by reference to the text of such Plan.

Any director of the Company who is not an officer or employee of the Company or any of its subsidiaries or affiliates and who has not been such for a period of one year prior to his or her first being elected to the Board is eligible to participate in the 1996 Directors' Plan. It is intended that options issued under the 1996 Directors' Plan be non-qualified stock options, not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended, from time to time. The 1996 Directors' Plan is administered by the Board of Directors of the Company which has the sole responsibility for construing and interpreting said
Plan. Each option granted will be evidenced by an option agreement between the optionee and the Company and, subject to the provisions of the 1996 Directors' Plan, shall contain such terms and conditions as may be approved by the Board. The purchase price of each share that may be purchased upon exercise of an option shall be the fair market value of the share on the date the option is granted. Under the 1996 Directors' Plan, any new non-employee director elected or appointed after April 30, 1996 shall be granted an option to purchase 25,000 shares of the Company's Common Stock on the date such director takes office. All such options granted to new non-employee directors vest over a five-year period from the date of grant with 20% of the option shares becoming first exercisable on the each anniversary of the grant date. On each April 30 (after April 10, 1996) which is on or after the fifth anniversary of a non-employee director's initial election as a director, such director will be granted an additional
option for 5,000 shares (subject to adjustment).   Unless earlier terminated
by the Board, the 1996 Directors' Plan shall terminate on June 1, 2006. The 1996 Directors' Plan provides among other things, that the option of any optionee, whose status as a director terminates because of retirement, or removal from the Board within one year after a change of control (as defined in the 1996 Directors' Plan), shall become fully exercisable with respect to all shares covered thereby and not previously purchased upon exercise of the option and shall remain fully exercisable until the option expires by its terms.

Federal Income Tax Consequences
No United States federal income tax is recognized by an optionee under the 1996 Directors' Plan in connection with the grant of the option. In the case of such an option, the optionee will recognize ordinary income as a result of his or her exercise of the option. The amount of the ordinary income will usually be equal to the difference between the fair market value of the option stock at the date of exercise and the aggregate option price. Subject to the limitations of Section 162(m) of the Internal Revenue Code the Company is entitled to a compensation deduction which corresponds to the amount of ordinary income recognized by the optionee.

Interests of Directors, Nominees and Executive Officers
Subject to approval of the 1996 Directors' Plan by the stockholders, on April 10, 1996, options to purchase 5,000 shares of the Company's Common Stock were granted to non-employee directors, Messrs. Bouyer, Douglas, Hodes and Rubinovitz. These options would be exercisable for period of approximately ten years at an exercise price of $10.8125 , which was the closing price of the Company's shares of Common Stock on the NASDAQ National Market System on April 30, 1996 and will be entitled to further annual option grants on each April 30 on which they continue to serve the Company as a non-employee director. No other Directors, Executive Officers or employees will be entitled to benefit under the 1996 Directors' Plan.
Since Mr. Purkey has been a director since 1994 he was not eligible for a grant this year, but will be eligible on April 30, 2000 and each April 30 thereafter if he continues to serve the Company as a non-employee director.

Stockholder Vote
The affirmative vote of the holders of shares possessing a majority of the voting power present in person or represented by proxy and entitled to vote at the meeting is required to adopt the proposed 1996 Directors' Plan.

The 1996 Directors' Plan and all options granted thereunder will terminate and become null and void if the 1996 Directors' Plan is not approved by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED RICHARDSON ELECTRONICS, LTD. 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.



             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company's independent public accountants for the current year are Ernst & Young LLP who have been the Company's independent accountants since December, 1981. A representative of Ernst & Young LLP is expected to be present at the meeting, with the opportunity to make a statement if such representative desires to do so, and such representative is expected to be available to respond to appropriate questions from stockholders.



                              ANNUAL REPORT

The Company's Annual Report to Stockholders for the year ended May 31, 1996, including financial statements accompanies this Proxy Statement. However, no action is proposed to be taken at the meeting with respect to the Annual Report, and it is not to be considered as constituting any part of the proxy soliciting material.



                          STOCKHOLDER PROPOSALS

From time to time stockholders present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at a meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1997 stockholders' meeting must be received by the Company no later than May 6, 1997. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.



                              OTHER MATTERS

The management knows of no other business likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the form of proxy or their substitute will vote said proxy according to their best judgment.


A COPY OF THE COMPANY'S 1996 10-K REPORT IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO INVESTOR RELATIONS DEPARTMENT, RICHARDSON ELECTRONICS, LTD., 40W267 KESLINGER ROAD, LAFOX, IL 60147.


                         By order of the Board of Directors




                         EDWARD J. RICHARDSON
                         Chairman of the Board
                         and Chief Executive Officer


September 3, 1996

                                                  EXHIBIT A

                       RICHARDSON ELECTRONICS, LTD.
                    EMPLOYEES 1996 STOCK PURCHASE PLAN

     Richardson Electronics, Ltd. (the "Company") hereby establishes the Richardson Electronics, Ltd. Employees 1996 Stock Purchase Plan (the "Plan"), an employee stock purchase plan as defined in Section 423(b) of the Internal Revenue Code of 1954.

                                Article I
                                 Purpose
     The purpose of the Plan is to provide Employees with an opportunity to acquire a proprietary interest in the Company through the exercise of options to purchase shares of the Common stock of the Company. It is the judgment of the Board that the acquisition of a proprietary interest in the Company by its Employees will increase their personal interest in its growth and progress and encourage them to remain in the Company's employ, thereby promoting the interests of the Company and all its stockholders. The Company intends that the Plan shall qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

                                Article II
                               Definitions
     The following words and terms, as used in the Plan, shall have the respective meanings hereinafter set forth unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural, and the masculine gender shall be deemed to include the feminine gender.
     2.1  Board.  The Board of Directors of the Company.
     2.2 Code. The Internal Revenue Code of 1954, as now in effect or as hereafter amended.
     2.3 Committee. The Compensation/Stock Option Committee or such other committee appointed by the Board in accordance with the provisions of
Article IV to administer the Plan.
     2.4 Common Stock. The common stock, $.05 per share par value, of the Company.
     2.5 Company. Richardson Electronics, Ltd., a corporation organized and existing under the laws of the State of Delaware, and any successor to it.
     2.6 Employee. Any individual employed by and receiving compensation from the Company or a Related Company.
     2.7 Exercise Date. The last business day prior to the expiration of the term of an Option, or, if an Option expires on a pay day, the day of expiration of the term of such Option.
     2.8 Grant Date. The date on which the Company makes an Offering under the Plan.
     2.9  Offering.  A grant of Options under the Plan to all Participants.
     2.10 Option. An option to purchase shares of the Common Stock granted by the Company pursuant to an Offering under the Plan.
     2.11 Option Price. The purchase price of the Common Stock subject to an Option, as set forth in Article XII.
     2.12 Optionee. A Participant who elects to participate in an Offering under the Plan in accordance with the provisions of Article VII.
     2.13 Participant. An Employee who satisfies the eligibility requirements set forth in Article V.
     2.14 Plan. The Richardson Electronics, Ltd. Employees 1996 Stock Purchase Plan, as set forth herein, as may be amended from time to time hereafter.
     2.15 Related Company. As of any Grant Date, the term "Related Company" shall include all "parents" and "subsidiaries" (as hereinafter defined) of the Company. A "parent" shall be any corporation that owns stock possessing at least 50% of the total combined voting power of all stock of the Company or of another parent. A "subsidiary" shall be any corporation if stock possessing at least 50% of the total combined voting power of all stock of such corporation is owned by the Company or by another subsidiary.


                               Article III
                          Shares Subject to Plan
     3.1 The total number of shares of the Common Stock which are available for purchase upon the exercise of Options under the Plan shall be One Hundred Fifty Thousand (150,000) shares, subject to appropriate adjustment as provided in Article XIX.
     3.2 The shares of the Common Stock issued to an Optionee upon the exercise of an Option shall be made available, in the discretion of the Board, either from the authorized but unissued Common Stock or from any Common Stock reacquired by the Company, including Common Stock purchased in the open market by the Company.
     3.3 If an Offering shall terminate and all shares of the Common Stock available for purchase thereunder are not purchased by the Optionees, the unpurchased shares of the Common Stock subject to the Offering shall become available for the granting of Options in other Offerings.
     3.4 Anything to the contrary notwithstanding, if at any time during the term of the Plan the available shares of the Common Stock in connection with any Offering are oversubscribed for by the Optionees, the Committee may, in its sole discretion, either:
     (a) increase the number of shares of the Common Stock in the Offering, provided that the Committee shall not have the authority to increase the total number of shares of the Common Stock which are available for purchase under the Plan, as set forth in Section 3.1 above, or the maximum number of shares of Common Stock which an Optionee may purchase in the Offering, as set forth in Sections 10.1 and 10.2 below; or
     (b) make a pro rata allocation of the available shares of the Common Stock allocated to such Offering in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.
     3.5 In the event that the Committee elects to make a pro rata allocation (as described in Section 3.4(b) above), the payroll deductions elected by the Optionees shall be appropriately reduced to properly effectuate such allocation and the Committee shall give written notice of such reduction to each Optionee.

                                Article IV
                              Administration
     4.1 The authority to control and manage the operations and administration of the Plan shall be vested exclusively in the Committee.
     4.2 The Committee shall be appointed by the Board and shall consist of not fewer than two (2) members of the Board. All members of the Committee shall be persons who are "Non-Employee Directors" as that term is defined by Rule 16b-3 of the Securities and Exchange Commisson as in effect and interpreted from time to time. In the event of any vacancy in the membership of the Committee, a successor member shall be appointed by the Board to fill such vacancy as promptly as practical.
     4.3 The Committee shall fix the Grant Dates and shall give written notice to the Participants of each Offering, specifying the number of shares of the Common Stock available for purchase in such Offering.
     4.4 The Committee shall be authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the purpose of the Plan as it deems appropriate in its sole discretion. Any such interpretations shall be final and binding unless otherwise determined by the Board.
     4.5 No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan.
     4.6 The Committee may in its discretion from time to time determine the method and timing of fixing the applicable exchange rates for Optionees whose compensation is not paid in United States currency.

                                Article V
                               Eligibility
     5.1 Each Employee who is employed by the Company or a Related Company who the Committee has designated as a Related Company whose employees may participate shall be eligible to participate in, and be granted an Option under, the Plan. For purposes of this Plan, an Employee shall not include any individual whose customary employment with the Company or a Related Company is for twenty (20) hours or less per week or is for not more than five (5) months in any calendar year.
     5.2 Anything to the contrary notwithstanding, no Employee may participate in, and be granted an Option under, the Plan if, immediately after the Option is granted, such Employee would own stock possessing 5% or more of the total voting power of all classes of stock of the Company or of any Related Company. For purposes of determining the ownership of the Common Stock by an Employee, the stock attribution rules of Section 425(d) of the Code shall apply and the maximum number of shares of the Common Stock which the Employee could purchase under such Option pursuant to Section 10.1, and the maximum number of shares of stock which the Employee could purchase under all other outstanding options (whether or not issued under this Plan) granted by the Company or by any Related Company, shall be treated as then owned by such Employee.

                                Article VI
                          Common Stock Offerings
     6.1 The Committee shall, from time to time, fix a Grant Date on which the Company shall grant Options to purchase such aggregate number of shares of the Common Stock as the Company, in its sole discretion, shall determine. The Committee shall, at least thirty (30) days prior to any Grant Date fixed by it, give written notice of the Offering to all Participants.
     6.2 No Grant Date shall precede or coincide with the Expiration Date of a previously granted Option.

                               Article VII
                          Participation in Plan
     7.1 Participants may become Optionees by completing and delivering to the Personnel Department of the Company such election and other forms as may be required by the Committee, including a payroll deduction form, no later than ten (10) days prior to a Grant Date or such earlier date as the Committee may require in its written notice of the Offering. Such payroll deduction form shall become effective as of the Grant Date. An Optionee may not have more than one payroll deduction form in effect simultaneously.
     7.2 Payroll deductions for an Optionee shall commence on the first pay day on or after the Grant Date and shall end on the last pay day prior to the expiration of the Option (as set forth in Article XI below) or, if the Option expires on a pay day, on that day, unless sooner terminated by the Optionee as provided in Article XV below.

                               Article VIII
                            Payroll Deductions
     8.1 Each payroll deduction form delivered by an Optionee shall (a) state the percentage of the Optionee's base compensation which shall be deducted from his regular paycheck on each pay day during the term of the Option, (b) authorize the purchase of shares of the Common Stock for the Optionee on the Exercise Date and (c) specify the exact name (or names, subject to Section 16.3 below) in which the shares of the Common Stock purchased for the Optionee are to be issued by the Company.
     8.2 An Optionee may authorize payroll deductions in any full percentage of his base compensation (before withholding and any other deductions), up to but not more than ten percent (10%), in effect on the Grant Date; provided, however, that for purposes of determining base compensation hereunder, an Optionee's annual base compensation in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be excluded. Notwithstanding the preceding, if amounts withheld are in excess of the amount necessary to acquire the maximum number of shares of Common Stock set forth in Section 10.1 or 10.2, no further amounts shall be withheld, and any excess shall be refunded to such Optionee.
     8.3 An Optionee shall not be entitled to increase or decrease the amount of his payroll deduction during the term of an Option.
     8.4 Whenever an adjustment in an Optionee's base compensation occurs during the term of an Option, the amount of such Optionee's payroll deduction shall be automatically adjusted to reflect such change, unless the Optionee indicates otherwise. Notwithstanding the preceding sentence, if increases in an Optionee's base compensation during the term of an Option would result in amounts being withheld in excess of the amount necessary to acquire the maximum number of shares of Common Stock set forth in Section
10.1 or 10.2, no further amounts shall be withheld, and any excess shall be refunded to such Optionee.
     8.5 All payroll deductions made on behalf of an optionee shall be credited to his separate account maintained under the Plan, as set forth in
Article XVIII below.
     8.6 An Optionee may discontinue his participation in an Offering as provided in Article XV below, but no other change can be made by the Optionee during the term of an Option.

                                Article IX
                          Conditions to Options
     All Options granted in an Offering under this Plan shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board shall approve; provided, however, that all Optionees shall have the same rights and privileges (except in connection with the number of shares of the Common Stock which may be purchased by an Optionee on the basis of his annual base compensation).

                                Article X
                           Granting of Options
     10.1 As of each Grant Date, the Optionees shall be granted Options for as many full shares of the Common Stock as they shall be able to purchase with the amount of payroll deductions previously authorized by them and credited to their respective separate accounts during the term of the Option;
provided, however, that the maximum number of full shares of Common Stock which may be purchased by an Optionee under the Option granted on any Grant Date shall not exceed the amount which could be purchased by the amount of payroll deductions authorized by such Optionee if his base compensation during the period of the Option were equal to 150% of the amount of his base compensation on such Grant Date. The Committee may set a different uniform percentage of base compensation for any Offering by written notice included in the notice specified in Section 6.1, but may not thereafter alter such percentage for such Offering.
     10.2 Anything to the contrary notwithstanding, no Optionee shall be granted an Option which would permit his right to purchase shares of the Common Stock or any other class of stock under the Plan or any other employee stock purchase plan (as defined in Section 423(b) of the Code) maintained by the Company or by a Related Company to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined on the Grant Date) for each calendar year in which such Option is outstanding. For purposes of this Section 10.2, (a) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (b) the right to purchase stock under an option accrues at the rate provided in the option but in no case may such rate exceed Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined on the Grant Date) for any one calendar year, and (c) a right to purchase Common Stock which has accrued under an Option granted pursuant to the Plan may not be carried over to any other Option.

                                Article XI
                             Term of Options
     The term of each Option shall expire on the last business day of the eleventh calendar month commencing after the calendar month which includes the Grant Date.

                               Article XII
                               Option Price
     The Option Price shall be equal to the lesser of:
     (i) an amount equal to eighty-five percent (85%) of the Fair Market Value (as that term is defined below) of the Common Stock at the time such Option is granted; or
     (ii) an amount equal to eighty-five percent (85%) of the Fair Market Value of the Common Stock at the time of the exercise of the Option.
For purposes of this Article XII, the term "Fair Market Value" of the Common Stock shall be defined as an amount equal to either (a) the mean of the closing bid and asked quotations in the over-the-counter market on such date (rounded up to the nearest cent), as reported by the National Association of Securities Dealers Automated Quotation System, or (b) in the event the Common Stock is listed on any exchange, the last sale price on such exchange on such date or, if there are no sales on such date, the mean of the bid and asked prices (founded up to the nearest cent) for the Common Stock on such exchange at the close of business on such Date.

                               Article XIII
                           Exercise of Options
     Unless an Optionee gives written notice of termination to the Company as provided in Article XV below, Options shall be exercised automatically for him on the Exercise Date for the purchase of the number of full shares of the Common Stock which the balance of the payroll deductions credited to such optionee's separate account during the term of the Option, together with the interest, if any, earned thereon, shall purchase at the Option Price.

                               Article XIV
                         Delivery of Certificates
     The Company shall deliver to an Optionee certificates representing the shares of the Common Stock purchased by him upon the exercise of an Option as soon as practical after the end of an Offering. At the expiration of the term of an Option the Company shall make a cash payment equal to the balance of any payroll deductions previously credited to such Optionee's separate account during the term of the Option and interest, if any, which have not been used for the purchase of shares of the Common Stock.

                                Article XV
                          Termination of Options
     15.1 An Optionee may terminate an Option by giving written notice of termination to the Committee prior to the Exercise Date, in such manner as the Committee may require. Such written notice shall terminate the Optionee's participation in an Offering and his payroll deductions shall terminate effective as of the end of the next pay period in the fiscal quarter of the Company in which the written notice of termination is received by the Committee. After the termination of an Option the Company shall make a cash payment equal to the balance of any amount held in the Optionee's separate account. An Optionee's termination of employment with the Company or a Related Company for any reason (including death or disability) while an Offering is outstanding shall be deemed the equivalent of the written notice of termination described in Section 15.1 above and shall be effective as of the date of the Optionee's termination of employment.

                               Article XVI
                          Rights as Stockholder
     16.1 An Optionee shall not have any interest in shares of the Common Stock subject to an Option until such Option is exercised by him.
     16.2 An Optionee who has exercised an Option shall not be entitled to any of the rights or privileges of a stockholder of the Company, including but not limited to the right to vote the shares and the right to receive any dividends which may be declared by the Company with respect to the shares, until such time as stock certificates representing the shares are issued to him.
     16.3 Certificates for shares of the Common Stock shall be issued to an Optionee as soon as practical after the end of the Offering and, when issued, shall be registered in the name of the Optionee or, if the Optionee so directs in his payroll deduction form, in the names of the Optionee and such other person as may be designated by the Optionee, as joint tenants with right of survivorship, to the extent permitted by applicable law.

                               Article XVII
                      Non-Transferability of Options
     An Optionee's rights with regard to the exercise of an Option are exercisable only by him during his lifetime and such rights may not be assigned, transferred, pledged or otherwise disposed of in any way by the Optionee other than by his last will and testament or by the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition by the Optionee shall be without effect, except that the Company may treat such act as an election to terminate an Option in accordance with Article XV above.

                              Article XVIII
                          Accounts of Optionees
     Payroll deductions received or held by the Company under this Plan shall not be used by the Company for any corporate purpose and the Company shall segregate such payroll deductions in separate accounts bearing interest. On the Exercise Date, payroll deductions together with interest, if any, earned thereon shall be withdrawn in accordance with Article XIII above.


                               Article XIX
                              Anti-Dilution
     In the event that the number of outstanding shares of the Common Stock shall be changed by reason of split-ups or combinations of shares or recapitalizations or by reason of stock dividends, the number of shares of the Common Stock subject to the Plan not yet granted as Options, the number of shares of the Common Stock then subject to Options granted under an Offering and the Option Price payable upon the exercise of an Option by an Optionee shall be appropriately adjusted, as determined by the Board, so as to give proper effect to such changes. Anything to the contrary notwithstanding, no adjustment shall be made hereunder which would result in a modification of the Options in a manner which would disqualify the Plan as an "employee stock purchase plan" under the provisions of Section 423(b) of the Code or which would cause the Options to be considered new options under Section 425(b) of the Code.

                                Article XX
                                Amendment
     20.1 The Company shall have the right at any time to amend the Plan by action of its Board without obtaining the approval of the stockholders of the Company. Any amendment to the Plan shall be set forth in writing.
     20.2 Anything to the contrary notwithstanding, the Company shall not amend the Plan without obtaining the approval of the stockholders of the Company if such amendment:
     (a) increases the number of shares of the Common Stock that are reserved for issuance under the Plan;
     (b)  alters the classification of Employees eligible to be Participants;
     (c)  increases the Option Price;
     (d)  impairs the rights of any Optionee without his consent; or
     (e) would cause the Plan to fail to qualify as an "employee stock purchase plan" as defined in Section 423(b) of the Code.

                               Article XXI
                               Termination
     21.1 The Company shall have the right at any time to terminate the Plan by action of its Board without obtaining the approval of the stockholders of the Company.
     21.2 Upon the termination of the Plan, shares of the Common Stock purchased by Optionees shall be issued to them as if it were the end of an Offering. Any termination of the Plan shall be effected so that the then existing rights of all Optionees shall not be adversely affected.

                               Article XXII
                           Application of Funds
     Any proceeds received by the Company from the sale of shares of Common Stock may be used for any corporate purpose.

                              Article XXIII
                                  Notice
     Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 40W267 Keslinger Road, LaFox, Illinois 60147, Attention:
Compensation/Stock Option Committee.

                               Article XXIV
                              Effective Date
     The Plan is effective April 11, 1996. The Plan shall be submitted to the stockholders for approval not later than April 10, 1997. If the Plan has not been approved, it shall terminate on such date in accordance with Article
XXI, and all Options outstanding on such date shall be exercised as provided in Section 21.2.


                                                  EXHIBIT B

                       RICHARDSON ELECTRONICS, LTD.
               EMPLOYEES' 1996 INCENTIVE COMPENSATION PLAN

                                Article I
                                 Purpose
     The purposes of the Plan are to attract and retain capable executives and other key employees in the employ of Richardson Electronics, Ltd., a Delaware corporation (the "Company") and its subsidiaries by giving these individuals the opportunity either to acquire an equity interest or to increase their present equity interest in the Company. The Company intends that certain of the Options granted pursuant to the Plan will qualify and that certain other of the Options will not qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, and the terms of the Options shall be interpreted in accordance with their designation in the Option Agreement.

                                Article II
                               Definitions
     As used in this Plan, the following terms shall each have the meaning set forth in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa and the masculine gender shall be deemed to include the feminine gender.
     2.1  Board shall mean the Board of Directors of the Company.
     2.2  Cash Bonus shall mean the right granted by the Committee pursuant to
Section 6.11 with respect to certain Options and pursuant to Section 8.4.9 with respect to certain Stock Awards, which right shall entitle the Grantee to a cash payment from the Company in addition to the shares of Common Stock subject to such Option or Stock Award.
     2.3 Code shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended and any regulation issued pursuant thereto by the Internal Revenue Service. Whenever any provision of the Code is renumbered or otherwise amended, this Plan shall, to the extent possible, be construed by reference to the successor to such provision.
     2.4 Committee shall mean the Committee appointed by the Board in accordance with the provisions of Article IV to administer the Plan.
     2.5 Common Stock shall mean the common stock, $.05 par value, of the Company.
     2.6 Company shall mean Richardson Electronics, Ltd., a Delaware corporation, and any successor to it.
     2.7 Disinterested Person shall mean any member of the Board, who at the time discretion under the Plan is exercised is not eligible, and who has not at any time for one year prior thereto been eligible, for selection as a Grantee either under this Plan or as a grantee under any other plan of the Company, or any of the affiliates (as that term is used in the Securities Exchange Act of 1934, as amended) of the Company entitling the participants therein to acquire stock, stock appreciation rights, or stock options of the Company or any of its affiliates; provided that a member of the Board who is not an Employee shall not fail to qualify as a Disinterested Person solely as a result of having received a stock option as a member of the Board under a plan which provides for such options without any exercise of discretion by the Board.
     2.8 Effective Date shall mean April 10, 1996, subject to the approval of a majority of the stockholders of the Company entitled to vote thereon at the next annual meeting of the stockholders of the Company or any adjournment thereof. In the event the stockholders of the Company shall fail to so approve the Plan, each Option or Restricted Stock Award granted under the Plan on or after the Effective Date shall be and become null and void.
     2.9 Employee shall mean any individual employed by and receiving compensation from the Company or any Subsidiary.
     2.10 Fair Market Value of Common Stock shall mean an amount equal to the mean of the closing bid and asked quotations for a share of Common Stock in the over-the-counter market as of the date for which such value is being determined, as reported by the National Association of Securities Dealers, Inc. through NASDAQ or, in the event that the Common Stock is listed on any exchange (including, without limitation, the NASDAQ National Market System), the price established by the last sale on such exchange on that date or, if there were no sales on that date, the mean of the bid and asked prices for Common Stock on that exchange at the close of business on that date.
     2.11 Grantee shall mean an Employee who is granted either an Option or a Stock Award by the Committee under the Plan.
     2.12 Incentive Stock Option means an Option qualifying as an "incentive stock option" under Section 422 of the Code.
     2.13 Nonqualified Stock Option means an Option which is not an Incentive Stock Option.
     2.14 Option shall mean an option to purchase a specific number of shares of the Common Stock that is granted by the Committee on or subsequent to the Effective Date pursuant to the terms of the Plan.
     2.15 Option Agreement shall mean a written agreement evidencing the right of the Grantee to purchase Common Stock pursuant to the terms of this Plan which agreement shall be in the form described in Article VI.
     2.16 Option Price means the purchase price for Common Stock under an Option as determined pursuant to Article VI below.
     2.17 Plan shall mean the Richardson Electronics, Ltd. Employees' 1996 Incentive Compensation Plan, as set forth herein, as amended from time to time.
     2.18 Restricted Stock Agreement shall mean a written agreement evidencing the right of the Grantee to receive Common Stock pursuant to the terms of this Plan which agreement shall be in the form described in Article VIII.
     2.19 Stock Award shall mean a grant by the Committee of a specific number of shares of Common Stock to an eligible Employee pursuant to the terms of the Plan in recognition of the services performed by such Employee for the Company and without payment of any other consideration by the Employee.
     2.20 Subsidiary shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code, as that section may be amended from time to time.

                               Article III
                          Shares Subject to Plan
     3.1 Number of Shares Available for Grant. Subject to adjustment as provided in Section 3.2 and Article X, the aggregate number of shares of Common Stock which may be issued under the Plan is Eight Hundred Thousand (800,000) and no Grantee may be issued Options and Stock Awards under the Plan for more than One Hundred Thousand (100,000) shares in any one year.
     3.2 Shares Subject to Options and Awards that Terminate. In the event that any Option terminates for any reason (whether vested or non-vested at the time of termination) without having been exercised in full, a number of shares of the Common Stock equal to the number of unpurchased shares of Common Stock subject to that Option shall become available for issuance under the Plan. In the event that any of the shares of Common Stock that have been issued in connection with any Stock Award are subsequently forfeited, such shares shall once again become available for issuance under the Plan but only if the Grantee received no benefits of ownership from such shares, such as dividends.
     3.3 Source of Shares. The shares of Common Stock issued under the Plan shall be made available, in the discretion of the Board, either from the authorized but unissued Common Stock or from any outstanding Common Stock which has been reacquired by the Company.

                                Article IV
                              Administration
     4.1 Authority of Committee. The authority to control and manage the operations and administration of the Plan shall be vested exclusively in the Committee which shall be appointed by the Board and shall consist of not less than two (2) members of the Board. All members of the Committee shall be persons who are "Non-Employee Directors" as that term is defined by Rule 16b-3 of the Securities and Exchange Commission as in effect and interpreted from time to time. Members of the Committee shall serve at the pleasure of the Board. The Board may appoint new members to the Committee to fill any vacancies occurring in the membership of the Committee.
     4.2 Determinations to be made by Committee. Subject to the provisions of this Plan, the Committee shall determine: (1) the Grantees, (2) the number of shares of Common Stock subject to an Option or Stock Award, (3) the dates upon which Options and Stock Awards are granted, (4) subject to Section 6.3, the date or dates upon which an Option may be exercised, (5) the manner in which an Option may be exercised, (6) whether and for what period the Option may be exercised after the Grantee ceases to be an Employee, (7) whether or not the Option is to an Incentive Stock Option, (8) such other terms to which an Option or Stock Award is subject (including the time at which it vests and whether it entitles the Grantee to receive a Cash Bonus), and (9) the form of any Option Agreements and of any Restricted Stock Agreements.
     4.3 Interpretation of Plan. The Committee shall interpret the Plan and from time to time may adopt such rules and regulations for carrying out the terms and purposes of the Plan and may take such other actions in the administration of the Plan as it deems advisable. The interpretation and construction by the Committee of any provisions of, and the determination of any question arising under the Plan, any such rule or regulation, or any Option Agreement or Restricted Stock Agreement shall be final and binding on all persons interested in the Plan. Option Agreements or Restricted Stock Agreements may be amended by the Committee consistent with the Plan, provided that no such amendment may become effective without the consent of the Grantee except to the extent that such amendment operates solely to the benefit of the Grantee.
     4.4 Actions by Committee. The Committee shall maintain written minutes of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all the members, shall be the acts of the Committee. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable.
     4.5 Actions Performed in Good Faith. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

                                Article V
                               Eligibility
     All key administrative, managerial and executive Employees, as determined in the sole discretion of the Committee, shall be eligible to receive both Options and Stock Awards.

                                Article VI
                     Terms and Conditions of Options
     All Options granted by the Committee under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Committee may from time to time approve and shall be executed on behalf of the Company by one or more officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of the Plan as well as such other terms and conditions as the Committee may deem desirable, including but not limited to the period or times at which the Grantee's rights vest, and shall provide in substance as follows:
     6.1 Number of Shares and Option Price. Each Option Agreement shall specify the number of shares of Common Stock subject to such Option and the purchase price per share for such shares. The purchase price per share shall not be less than 50% of the Fair Market Value of the Common Stock on the date that the Option is granted and the purchase price per share of Common Stock subject to an Incentive Stock Option shall not be less than the Fair Market Value of the Common Stock on the date that the Option is granted. The number of shares and the purchase price per share shall be subject to adjustment as provided in Article X. For all Incentive Stock Options granted, the aggregate Fair Market Value of the Common Stock (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year (together with options granted under all incentive stock option plans of the Company, any parent corporation or Subsidiary) shall not exceed One Hundred Thousand Dollars ($100,000) for any one Grantee.
     6.2 Transferability of Options. At the direction of the Committee, exercised upon grant of an Option, each Option Agreement shall provide either: (i) that during the life of the Grantee the Option is non-transferable and non-assignable by the Grantee and may be exercised (to the extent vested) only by the Grantee or his guardian or legal representative and in the event the Grantee dies prior to the expiration of the term of the Option, the Option (to the extent vested) may be exercised only by the Grantee's designated Beneficiary or in the absence of such designation by his legal representative or other successor in trust; or
(ii) that during the life of the Grantee the Option is non-transferable and non-assignable by the Grantee except that it may be transferred and assigned to members of the Grantee's family, trusts for such family members, or partnerships whose only partners are such family members and may be exercised (to the extent vested) only by the Grantee or his guardian or legal representative or such permitted assignee and in the event the Grantee dies prior to the expiration of the term of the Option, the Option (to the extent vested) may be exercised only by the Grantee's designated Beneficiary or in the absence of such designation by his legal representative or other successor in trust, or if assigned prior to his death only by the permitted assignee to whom assigned. For purposes hereof a family member of a Grantee shall mean the Grantee's spouse, children and grandchildren. No consideration may be received by the Grantee for the transfer or assignment of an Option. The assignee of any Option transferred or assigned by a Grantee shall be subject to all conditions of the Option prior to its transfer or assignment and may not make any further assignments or transfers of the Options. These restrictions shall be set forth in the Option
Agreement.
     6.3 Maximum Term. Each Option Agreement shall set forth the period during which it may be exercised; provided, however, that any Option granted pursuant to this Plan shall expire not more than ten (10) years from the date that the Option is granted.
     6.4 Exercise of Options Upon Termination of Employment. Except as otherwise provided in this Plan each Option Agreement shall provide that:
     (a) If a Grantee ceases to be an Employee, for any reason other than the Grantee's death, disability, or termination for cause, the Grantee may exercise his or her Options in accordance with their terms for a period of three months after such termination of employment unless such Option provides otherwise, but only to the extent the Grantee was entitled to exercise the Options on the date of termination. For purposes of the Plan:
(i) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the Employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment.
     (b) If a Grantee ceases to be an Employee due to the Grantee's disability, he or she may exercise his or her Option in accordance with its terms for one year after he or she ceases to be employed unless such Option earlier expires by its terms, but only to the extent that the Grantee was entitled to exercise the Option on the date of such termination.
     (c) If a Grantee dies either while an Employee or otherwise during a time when the Grantee could have exercised an Option, the Options issued to such Grantee shall be exercisable in accordance with their terms by the Grantee's designated Beneficiary or in the absence of such designation by the personal representative of such Grantee or other successor to the interest of the Grantee for a period of one year after such Grantee's death to the extent that the Grantee was entitled to exercise the Option on the date of death but not beyond the original term of the Option.
     (d) If a Grantee's employment is terminated for cause, the Grantee shall have no further right to exercise any Option previously granted him or her.
     6.5 Intra-Corporate Transfers. Each Option Agreement shall provide that a transfer of employment from the Company to a Subsidiary or vice versa or between two such Subsidiaries shall not be deemed a termination of employment.
     6.6 Method of Exercise of Options. Each Option Agreement shall provide that the Option shall be exercised by delivering a written notice of exercise to the Company and payment of the purchase price as hereinafter provided.
Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Grantee, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. A certified or cashier's check in full payment of the purchase price for the number of shares of Common Stock specified in the notice must accompany such notice; provided, however, the purchase price may be paid in such other manner or form as the Committee may approve, including, without limitation, by delivery of a certificate or certificates for shares of Common Stock owned by the Grantee having a Fair Market Value at the date of exercise equal to the purchase price for such shares, or any combination of the foregoing. Any stock certificate or certificates delivered must be endorsed, or accompanied by an appropriate stock power, to the order of the Company, with the signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. No shares of Common Stock shall be issued in connection with an exercise of the Option until payment for such shares has been made. The Company may make appropriate arrangements with a broker or other institution to receive sale or loan proceeds in the amount of the exercise price upon delivery of an appropriate irrevocable exercise notice and instructions to promptly deliver the sale or loan proceeds or similar arrangements satisfactory to the Committee. The delivery of such notice and instructions or compliance with similar arrangements approved by the Committee shall be deemed conditional payment of the purchase price authorizing delivery of the shares by the Company.
     6.7 Forfeiture. An Option Agreement may provide for such conditions on the right of the Grantee to exercise his Option as the Committee, in its sole discretion, deems appropriate, which conditions may, without limitation, include conditions based upon either (i) the completion by the Grantee of a further period of continued employment or (ii) the performance of the Company, of any Subsidiary, or any division thereof, or of the Grantee.
Without limiting the foregoing, an Option Agreement may provide that the Committee may, in its sole discretion, terminate in whole or in part any portion of the Option which has not yet become vested if it determines that the Grantee is not satisfactorily performing the duties to which he was assigned on the date the Option was granted or duties of at least equal responsibility.
     6.8 Withholding. Each Option Agreement shall provide that the Company shall have the right to require the Grantee to remit and the Grantee shall have the obligation to remit to the Company, or to withhold from other amounts due to the Grantee as compensation or otherwise (including, but not limited to the Cash Bonus, if any, granted as part of the Option or Option shares), an amount sufficient to satisfy all applicable withholding taxes.
At the Committee's election, such amount shall be satisfied with cash or shares of Common Stock.
     6.9 Beneficiaries. Each Option Agreement may provide that the Grantee may designate the person or persons (collectively the "Beneficiary") who, in the event of the death of the Grantee, may exercise the Option(s) held by the Grantee at the time of his death and may also include restrictions on the ability of Beneficiaries to exercise the Grantee's Options. Any designation of a Beneficiary shall be in writing, shall be signed by the Grantee, and shall be effective only when filed with the Committee. In the event that the Grantee fails to designate a Beneficiary or that none of is Beneficiaries survive the Grantee, the legal representative of the Grantee may exercise the Grantee's vested Options to the same extent as a Beneficiary. A Beneficiary designation may be changed at any time and from time to time by the Grantee; provided, however, that any such change shall become effective only when filed with the Committee.
     6.10 Section 422A(b) Statement. Each Option Agreement which is intended to be a Non Qualified Stock Option shall contain the statement "This Option shall not be treated as an Incentive Stock Option within the meaning of Internal Revenue Code Section 422A."
     6.11 Cash Bonus. In the event that the Committee, in its sole discretion, grants a Cash Bonus to the Grantee as part of the Option, then in addition to the provisions described above, the Option Agreement shall contain provisions describing the amount of such Cash Bonus, and the time or times at which the Grantee's right to such Cash Bonus vests.
     6.12 Surrender of Prior Options. An Option Agreement may, in the Committee's discretion, provide that the Option is contingent upon the Grantee agreeing to the cancellation without exercise of another stock option granted under the Plan or any other plan maintained by the Company or any Subsidiary. In the event that the stockholders of the Company fail to approve the Plan as provided in Section 2.8 above, then any option which has been surrendered for cancellation without exercise pursuant to this
Section 6.12 shall remain in effect as originally granted and the agreement evidencing such option shall be returned to the grantee of such option.

                               Article VII
                           Exercise of Options
     7.1 Date of Exercise. For all purposes the date of exercise of the Option shall be the date on which the notice described in Section 6.6 shall have been delivered to the Company and pays the purchase price for the shares then being purchased, but the exercise of that Option shall not be effective unless and until the person (or persons) exercising the Option complies with all the provisions of the Plan, Option Agreement or of the Committee governing the exercise of the Option within a reasonable time after the delivery of such notice.
     7.2 Delivery of Certificate. The Company shall deliver certificates for the shares of Common Stock subject to the Option, within a reasonable period of time after the day on which the exercise of the Option is effective provided that the Company shall not be required, upon the exercise of any Option, to issue or deliver any shares of Common Stock prior to the completion of such registration or other qualification of the Common Stock under any applicable law, rule or regulation as the Company shall determine to be necessary, and compliance with all other applicable laws, rules or regulations as the Company shall determine to be necessary, and in any such event the date of delivery shall be extended for the period necessary and compliance with all other applicable laws, rules or regulations as the Company shall determine to be necessary. No one shall be or be deemed to be the holder of any Common Stock subject to an Option unless and until certificates for the shares of such Common Stock are issued to that person.

                               Article VIII
                   Terms and Conditions of Stock Awards
     8.1  Generally.  The Committee shall, in its sole and absolute discretion, determine whether a Stock Award shall take the form of (i) an unrestricted grant of shares of Common Stock or (ii) a grant of shares of Common Stock which are subject to the risk of forfeiture.
     8.2 Fully Vested Grant of Stock. If the Committee determines that the Stock Award shall take the form of an unrestricted grant of shares of Common Stock, then it shall, after the payment of applicable withholding taxes by the Grantee, cause a certificate representing such shares to be delivered to the Grantee.
     8.3 Grant of Stock Subject to the Risk of Forfeiture. If the Committee determines that the Stock Award shall take the form of a grant of shares of Common Stock which are to remain subject to the risk of forfeiture for a period of time, then it shall take or cause to be taken the steps set forth in this Section 8.3:
     8.3.1 Restricted Stock Agreement. The Committee shall cause the Stock Award to be evidenced by a Restricted Stock Agreement which, subject to Section 8.4, shall be in such form as the Committee may from time to time approve and shall be executed on behalf of the Company by one or more officers of the Company.
     8.3.2     Stock Certificates.
     (a) The Company shall cause a certificate or certificates representing the shares subject to the Restricted Stock Agreement to be registered in the name of the Grantee which certificate(s) shall bear the following legend:
     The shares represented by this certificate have been issued pursuant to the terms of a Restricted Stock Award made under the Richardson Electronics, Ltd. Employees' 1996 Incentive Compensation Plan and may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such time as
is set forth in that certain Restricted Stock Agreement dated the      day of
            , ____, by and between Richardson Electronics, Ltd. and          .
     (b) In order to enforce the restrictions on the shares subject to the Restricted Stock Agreement, the Committee shall require the Grantee, immediately upon receipt of a certificate or certificates representing such shares, to deposit such certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement in such form as shall be determined by the Committee.
     (c) At such time as any number of the shares of Common Stock are no longer subject to the restrictions, terms, and conditions of the Grantee's Restricted Stock Agreement (the "Unrestricted Shares"), the Committee shall cause a new certificate to be delivered to the Grantee, without the legend set forth above, for the Unrestricted Shares. The shares remaining subject to the Restricted Stock Agreement shall either be canceled or, if appropriate under the terms of the Restricted Stock Agreement, continue to be held by the Company or held in escrow subject to the restrictions, terms, and conditions of the Restricted Stock Agreement.
     (d) In the event that a Grantee becomes entitled to receive any new, additional, or different securities by virtue of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, or any similar change affecting the Common Stock subject to the Participant's Restricted Stock Agreement, such securities shall be subject to the same restrictions, terms and conditions as apply to the shares of Common Stock subject to such Restricted Stock Agreement.
     8.4  Form of Restricted Stock Agreement.  Each Restricted Stock
Agreement shall be subject to the terms and conditions of the Plan as well as such other terms and conditions as the Committee may deem desirable and shall provide in substance as follows:
     8.4.1 Number of Shares. Each Restricted Stock Agreement shall specify the number of shares of Common Stock subject to such Restricted
Stock Agreement.
     8.4.2     Non-Transferability of Restricted Stock.  Each Restricted
Stock Agreement shall provide: (i) that during the life of the Grantee the shares subject to the Restricted Stock Agreement may not be transferred or assigned by the Grantee, and that such shares may be received (to the extent vested) only by the Grantee or his guardian or legal representative, and (ii) that upon the death of the Grantee the shares of Common Stock (to the extent vested) subject to any Restricted Stock Agreement held by him at the time of his death which have not been previously delivered to the Grantee shall be distributed to his designated Beneficiary or in the absence of such designation to his legal representative or other successor in interest.
     8.4.3 Intra-Corporate Transfers. Each Restricted Stock Agreement shall provide that a transfer of employment from the Company to a Subsidiary or vice versa or between two such Subsidiaries shall not be deemed a termination of employment.
     8.4.4 Forfeiture. In addition to any other condition or other vesting requirement, a Restricted Stock Agreement may provide that a Grantee may forfeit in whole or in part any portion of the shares of Common Stock subject to such Restricted Stock Agreement which have not yet become vested if the Committee may, in its sole discretion, determine that the Grantee is not satisfactorily performing the duties to which he was assigned on the date the Stock Award was granted or duties of at least equal responsibility.
     8.4.5 Vesting. Each Restricted Stock Agreement shall contain a schedule setting forth the period over which or the conditions upon which the Grantee's rights in the shares of Common Stock subject to the Restricted Stock Agreement vest (which may include any conditions described in Section 6.7) and shall also provide whether the Restricted Stock Agreement becomes vested, in whole or in part, if the Grantee dies before his rights would otherwise have become fully vested.
     8.4.6 Stockholder Rights. Each Restricted Stock Agreement shall provide that during its term the Grantee shall be entitled to receive all dividends paid on all of the shares of Common Stock subject to such Restricted Stock Agreement, to vote all such shares, and to enjoy all other stockholder rights, except that the Grantee shall neither (i) be entitled to the delivery of the certificate evidencing shares except as provided in
Section 8.3 above nor (ii) be able to sell, assign, transfer, pledge, hypothecate or otherwise dispose of such shares until such time he has received a certificate evidencing such shares.
     8.4.7 Beneficiary. Each Restricted Stock Agreement shall provide that the Grantee may designate the person or persons (collectively the "Beneficiary") who, in the event of the death of the Grantee, shall receive the certificate(s) evidencing shares of Common Stock (to the extent vested) subject to the Restricted Stock Agreement held by the Grantee at the time of his death. Any such designation shall be in writing, shall be signed by the Grantee, and shall be effective only when filed with the Committee. In the event that the Grantee fails to designate a Beneficiary or that none of his Beneficiaries survive the Grantee, the legal representative of the Grantee shall receive the certificate(s) evidencing the shares of Common Stock (to the extent vested) subject to the Grantee's Restricted Stock Agreement. A Beneficiary designation may be changed at any time and from time to time by the Grantee; provided, however, that any such change shall become effective only when filed with the Committee.
     8.4.8 Withholding. Each Restricted Stock Agreement shall provide that the Company shall have the right to require the Grantee to remit and the Grantee shall have the obligation to remit to the Company, or to withhold from other amounts due the Grantee, as compensation or otherwise (including but not limited to any Cash Bonus granted in connection with the related Stock Award), an amount sufficient to satisfy all applicable withholding tax requirements. At the Committee's election, such amount shall be satisfied with cash or Common Stock.
     8.4.9     Cash Bonus.  In the event that the Committee grants a Cash
Bonus in connection with the Stock Award, then in addition to the provisions described above, the Restricted Stock Agreement shall contain provisions describing the amount of such Cash Bonus, and the time or times at which the Grantee's right to such Cash Bonus vests.

                                Article IX
                   Terms and Conditions of Cash Bonuses
     9.1 Grant of Cash Bonuses. The Committee may, in its sole discretion, grant Cash Bonuses as part of any Option or Stock Award granted under the Plan. Such Cash Bonuses may be granted at any time during the term of the Option or Stock Award to which it relates.
     9.2  Amount and Vesting of the Cash Bonuses.
     (a) In the case of Cash Bonuses granted in connection with an Option, the Grantee's (or his Beneficiary) right to receive a Cash Bonus shall vest each time he purchases shares of Common Stock subject to such Option. The amount of such Cash Bonus shall be equal to the product obtained by multiplying (A) the excess, if any, of the Fair Market Value (determined pursuant to paragraph (d) below) of the shares so purchased over the purchase price for such shares times (B) a fraction, the numerator of which is an amount equal to the Combined Marginal Rate of Tax (as that term is defined in Section 9.5 below) and the denominator of which is an amount equal to the excess of one (1) over the Combined Marginal Rate of Tax.
     (b) In the case of Cash Bonuses granted in connection with a Stock Award described in Section 8.2, the Grantee's right to a Cash Bonus shall vest at the time the certificate representing the shares subject to the Stock Award is delivered to the Grantee (or his Beneficiary). The amount of the Cash Bonus shall be equal to the product obtained by multiplying the Fair Market Value (determined pursuant to paragraph (d) below) of such shares times a fraction, the numerator of which is an amount equal to the Combined Marginal Rate of Tax and the denominator of which is an amount equal to the excess of one (1) over the Combined Marginal Rate of Tax.
     (c) In the case of Cash Bonuses granted in connection with a Stock Award described in Section 8.3, the Grantee shall be entitled to receive a Cash Bonus. Right to a Cash Bonus shall vest when a certificate representing Unrestricted Shares is delivered to the Grantee (or his Beneficiary) pursuant to Section 8.3.2(c) or if the employee makes an election under
Section 83(b) of the Code, when a certificate is issued in accordance with
Section 8.3.2(a). The amount of such Cash Bonus shall be equal to the product obtained by multiplying the Fair Market Value (determined pursuant to paragraph (d) below) of the Unrestricted Shares evidenced by such certificate times a fraction, the numerator of which is an amount equal to the Combined Marginal Rate of Tax and the denominator of which is an amount equal to the excess of one (1) over the Combined Marginal Rate of Tax.
     (d) For purposes of this Section 9.2, the Fair Market Value of the shares shall be determined as of the date on which the shares "first become transferable or are not subject to a substantial risk of forfeiture,"
(within the meaning of Code Section 83) whichever occurs earlier as determined by the Committee in its sole and absolute discretion.
     9.3 Payment of Cash Bonus. The Company may either pay the Cash Bonus to a Grantee or withhold all or a portion of the Cash Bonus and apply such amount to the payment of withholding taxes due in connection with amounts received by the Grantee pursuant to the Plan.
     9.4 Combined Marginal Rate of Tax. For purposes of this Article IX, the term Combined Marginal Rate of Tax shall mean an amount equal to the sum of the highest marginal rates of federal, state and local income taxes applicable to individuals residing in the state and city where the Grantee resides, giving effect to the deductibility for federal income tax purposes of state and local income taxes. In the event that the Grantee is neither a resident nor citizen of the United States, this Section 9.4 shall be applied by replacing the term "federal, state and local income taxes" with the term "all applicable income taxes" wherever it appears herein.
     9.5 Construction. It is the intention of the Company that the amount of a Cash Bonus be calculated at the time at which the ownership of the shares of Common Stock subject to the related Option or Stock Award results in the inclusion of income by the Grantee pursuant to Code Section 83 and this Section shall be so construed and applied. Nothing contained herein shall be construed as a guarantee by the Company that the Internal Revenue Service, or other taxing authority, will agree with the determination of the Committee as to the date upon which such inclusion income occurs or the amount thereof. In the event of any such disagreement, nothing contained herein shall be construed as a promise of an additional payment by the Company to the Grantee.

                                Article X
                        Effect of Certain Changes
     10.1 Anti-Dilution. If there is any change in the number of shares of Common Stock through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the number of shares of Common Stock available for issuance under the Plan, the number of such shares covered by outstanding Options and Restricted Stock Awards, and the price per share of such Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.
     10.2 Change in Par Value. In the event of a change in the Common Stock of the Company, as presently constituted as of the date of this Amendment and Restatement of the Plan, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.
     10.3 Mergers, Recapitalization, Etc. In the event that the Company enters into an agreement or plan to merge or consolidate with any other corporation, to reclassify, reorganize or otherwise substantially alter its capital or business structure, to sell all or a substantial part of its business or assets, or to dissolve, the Committee may make such changes in the terms of outstanding Option Agreements and Restricted Stock Agreements as may be equitable and appropriate in the context of such transaction, including without limitation substituting for the shares of Stock subject to such Agreements equity interests in any entity which will succeed to the business of the Company pursuant to such transaction, accelerating the vesting schedule in such Agreement, and providing that outstanding Options will lapse if not exercised during a reasonable period prior to such transaction.
     10.4 Adjustments to be made by Committee. The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.
     10.5 Rights of Option Grantee. A Grantee of an Option shall not have any of the rights or privileges of a stockholder of the Company unless and until certificates evidencing the shares of Common Stock subject to such Option have been issued and delivered to the Grantee.
     10.6 Right of Company to Make Adjustments. The grant of an Option or a Stock Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                                Article XI
                        Amendment and Termination
     The Board shall have the right to amend or suspend, or terminate the Plan at any time, provided that unless first approved by the stockholders of the Company, no amendment shall be made to the Plan (except to conform the Plan, the Option Agreements or Restricted Stock Agreements thereunder to changes in the Code or governing law) which: (1) increases the total number of shares of Common Stock which may be issued under the Plan, or (2) lowers the minimum option price specified in Article VI. No amendment to the Plan shall be made by the Board that materially changes the terms of the Plan as to impair or adversely alter the rights of a Grantee or other option holder without such person's consent.

                               Article XII
                           Application of Funds
     Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

                               Article XIII
                                  Notice
     Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 40W267 Keslinger Road, LaFox, Illinois 60147, Attention: Stock Option Committee.

                               Article XIV
                               Term of Plan
     The Board may terminate the Plan at any time but if not sooner terminated it shall terminate at the close of business on April 9, 2006. Options may not be granted and Restricted Stock Awards may not be made after the Plan terminates. Termination of the Plan shall not, however, affect the rights of Grantees under previously granted Options or Restricted Stock Awards, and all unexpired Options and Restricted Stock Awards shall continue in force and operation after termination of the Plan until they are exercised, lapse or terminate by their own terms and conditions, and the Plan shall continue in effect solely with respect to such Options and Restricted Stock Awards for so long as they remain outstanding.

                                Article XV
                        No Contract of Employment
     Neither the adoption of the Plan nor the grant of any Option or Restricted Stock Award shall be deemed to obligate either the Company or any Subsidiary to continue the employment of any Employee.



                               Article XVI
                Section 16 of the Securities Exchange Act
     With respect to Grantees subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                                                  EXHIBIT C

                       RICHARDSON ELECTRONICS, LTD.
            1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                Article I
                                 Purpose
     The purpose of the 1996 Stock Option Plan for Non-Employee Directors (the "Plan") of Richardson Electronics, Ltd. (the "Company") is to promote the long-term interests of the Company by attracting and retaining qualified and experienced persons for service as non-employee directors of the Company and by providing additional incentive for such directors to work for the success and growth of the Company.

                                Article II
                               Definitions
     When used herein, the following terms shall have the meaning set forth below:
     2.1  "Board" means the Board of Directors of the Company.
     2.2  "Change in Control" means the earliest of:
     (a) The acquisition after August 1, 1989 of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, by any entity, person, or group, of shares of the outstanding capital stock of the Company entitled to vote for the election of directors ("voting stock") representing more than 50% of the aggregate votes entitled to be cast in the election of directors;
     (b) The commencement by any entity, person, or group (other than the Company or a Subsidiary or Edward J. Richardson) of a tender offer or an exchange offer for shares of the outstanding voting stock of the Company representing more than 50% of the aggregate votes entitled to be cast in the election of directors.
     (c) The effective time of (i) a merger or consolidation of the Company with one or more other corporations as a result of which the holders of the outstanding voting stock of the Company immediately prior to such merger or consolidation (other than those who are affiliates of any such other corporation) hold less than 50% of the voting stock of the surviving or resulting corporation, or (ii) a transfer of substantially all of the property of the Company other than to an entity of which the Company owns at least 50% of the voting stock; or
     (d) The election to the Board, without the recommendation or approval of the incumbent Board, of the lesser of (i) three directors or (ii) directors constituting a majority of the number of directors of the Company then in office.
     2.3 "Code" means the Internal Revenue Code of 1986, as amended, in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and references to the specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.
     2.4  "Company" means Richardson Electronics, Ltd., a Delaware corporation.
     2.5 "Disability" means the disability of an individual within the meaning of Section 105(d)(4) of the Code.
     2.6 "Fair Market Value" means, with respect to the Company's Shares, the last sale price of the Shares on the date on which the value is to be determined, as reported by NASDAQ National Market System or such other source of quotations for or reports of trading activity in Shares as the Board may from time to time select. If no trades in Shares occurred on the relevant date, the mean between the closing bid and asked quotations for Shares as reflected by NASDAQ National Market System or such other source of quotations at the close of the market on such date shall be deemed to be the fair market value; provided, however, that if no sales or quotations are reported on the relevant date, then Fair Market Value determined as provided above on the next succeeding day or which a sale or quotation is reported shall be deemed to be the fair market value on the relevant date.
     2.7 "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any of its Subsidiaries and who has not been an officer (other than a Director) or employee of the Company or any of its Subsidiaries for a period of at least one year prior to the date of election for the first time as a director of the Company. A
"Non-Employee Director" may include any director of the Company who also serves as a consultant to the Company or any of its Subsidiaries.
     2.8 "Non-Qualified Stock Option" means an option not entitled to special tax treatment under Section 422A of the Code.
     2.9 "Option" means an option to purchase Shares granted under this Plan whether under 6.2 or 6.3. "First Option" means an Option granted under 6.2 and "Additional Option" means an Option granted under 6.3.
     2.10 "Optionee" means a person to whom an Option is granted.
     2.11 "Plan" means the Company's 1996 Stock Option Plan for
Non-Employee Directors contained herein, and as it may be amended from time to time.
     2.12 "Retirement" means the voluntary retirement of a Non-Employee Director of the Company at or after age 70 with not less than ten (10) consecutive years of service as a director of the Company.
     2.13 "Shares" means the shares of the Company's Common Stock $.05 par value.
     2.14 "Subsidiary" means any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

                               Article III
                        Administration of the Plan
     The Plan shall be administered by the Board. The Board shall have the sole responsibility for construing and interpreting the Plan, for establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan.
     Any decision or action taken by the Board arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and shall be conclusive and binding upon all Optionees and any other person, whether that person is claiming under or through any Optionee or otherwise. No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan.

                                Article IV
                               Eligibility
     All Non-Employee Directors of the Company shall be eligible to participate in the Plan.

                                Article V
                        Shares Subject to the Plan
     The total number of Shares which are available for granting options under the Plan shall be 300,000 (subject to adjustment as provided in this Section 5 and in Section 12) and such number of Shares are reserved for issuance upon the exercise of Options. The Shares issued upon exercise of an Option shall be made available, in the discretion of the Board, either from authorized but unissued Shares or from any outstanding Shares which have been reacquired by the Company. In the event that any Option terminates for any reason, without having been exercised in full, the unpurchased Shares subject to that Option shall once again become available for the granting of Options.

                                Article VI
                           Granting of Options
     6.1 All grants of Options under the Plan shall be automatic and non-discretionary, and subject to the terms and conditions provided in this
Section 6 and elsewhere in the Plan. All Options granted under the Plan shall be Non-Qualified Stock Options.
     6.2 Subject to the provisions of the Plan, each Non-Employee Director who is elected or appointed to the Board for the first time after April 30, 1996 shall be granted a First Option to purchase 25,000 Shares (subject to adjustment as provided in Section 12) on the date such director first takes office.
     6.3 Subject to the provisions of the Plan, each Non-Employee Director who is in office on each April 30 hereafter which is on or after the fifth anniversary or his or her election as a director of the Company shall, on each such April 30, shall be granted an Additional Option to purchase 5,000 Shares (subject to adjustment as provided in Section 12).
     6.4 The purchase price of each Share that may be purchased upon exercise of an Option shall be the Fair Market Value of the Share on the date the Option is granted.
     6.5 Each First Option shall vest and be exercisable over a five (5) year period from its respective date of grant. Twenty percent (20%) of the total Shares covered by the First Option shall become exercisable on the first anniversary of the date of grant of the First Option and an additional twenty percent (20%) shall become exercisable on each subsequent anniversary of the date of grant of the First Option.
     6.6 Each Additional Option shall be fully vested and exercisable on the later of the date of approval of this Plan by the stockholders of the Company or its grant date.

                               Article VII
                       Termination of Directorship
     7.1 The Option of any Optionee whose status as a director of the Company shall terminate because of death or Disability may be exercised, to the extent exercisable on the date of death or Disability, at any time within one year after the date of such termination or prior to the date on which the Option expires by its terms, whichever is earlier. Any such exercise shall be made
(i) in the case of the death of the Optionee, by the executor or administrator of the estate of the deceased Optionee or person or persons to whom the deceased Optionee's rights under the option shall pass by will or by the laws of descent and distribution, and (ii) in the case of the Disability of the Optionee, by the Optionee or by the Optionee's guardian or legal representative.
     7.2 The Option of any Optionee whose status as a director shall terminate because of Retirement, or removal from the Board within one year after a Change of Control, shall become fully exercisable with respect to all Shares covered thereby and not previously purchased upon exercise of the Option, and shall remain fully exercisable until the Option expires by its terms.
     7.3 The Option of any Optionee whose status as a director shall terminate for any reason other than as specific in Sections 7.1 and 7.2 herein may be exercised, to the extent exercisable on the date of such termination, within three months after the date of such termination or prior to the date on which the Option expires by its terms, whichever is earlier.
     7.4 In the event of the death or Disability of an Optionee during the period after a termination of his directorship but prior to the expiration of the right to exercise the Option in a situation governed by Section 7.2 or 7.3, or in the event of an Optionee's death after becoming Disabled but prior to the expiration of the right to exercise the Option in a situation governed by Section 7.1, then in such event, (i) in the case of death of the Optionee the executor or administrator of the estate of the deceased
Optionee, or person or persons to whom the Optionee's rights under the Option shall pass by will or the laws of descent and distribution, and (ii) in the case of Disability of the Optionee, by Optionee or the Optionee's legal guardian or legal representative, shall have the right to exercise the Option before the date that the right to exercise the Option would otherwise have expired, but only as to the number of Shares as to which such Option was exercisable on the date of death or Disability.
     In any such event, unless so exercised within the period as aforesaid the Option shall terminate at the expiration of the said period.

                               Article VIII
                      Non-Transferability of Options
     Each Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

                                Article IX
                             Terms of Options
     Options shall expire ten (10) years and one month from the date of the granting thereof, but shall be subject to earlier termination as provided in Section 7. Options shall be evidenced by written agreements containing such terms and conditions, consistent with the provisions of this Plan.
Each agreement shall comply with and shall be subject to the terms and conditions of the Plan and shall conclusively evidence, by the Non-Employee Director's signature thereon, that it is the intent of the Non-Employee Director to continue to serve as a director of the Company for the remainder of his or her term during which the Option was granted.

                                Article X
                           Exercise of Options
     An Option may be exercised by delivery of a written notice signed by the person (or persons) exercising the Option (and in the event the Option is being exercised by any person other than the Optionee, shall be accompanied by proof, satisfactory to counsel for the Company, of the rights of such person to exercise the Option), specifying the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the purchase price of any Shares to be purchased (in the form of a cashier's or certified check). No Shares shall be issued upon exercise of an Option until full payment has been made therefor. Shares issued upon exercise of an Option shall be issued only in the name of the Optionee or in the event of his or her death his or her estate or the person or persons to whom the Optionee's rights pass. The date of exercise of an Option shall be the date the Notice shall have been delivered to the Secretary of the Company together with payment of the exercise price for the Shares being purchased, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option and with all applicable securities, tax and other laws. The Company shall deliver certificates for the Shares for which the Option is exercised as soon as practicable after receipt of the Notice and the Payment. An Option may not be exercised for fewer than one hundred (100) Shares at any one time unless the number purchased is the total number of Shares for which the Option may be exercised at that time.

                                Article XI
              Listing and Registration of Shares; Contracts
     The obligation of the Company to sell and deliver the Shares pursuant to the exercise of Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals.
     Each Option shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Notwithstanding the foregoing, the Company shall have no obligation to cause any Shares to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national market system or included in any interdealer quotation system.
Each Option shall also be subject to the condition that the Company shall not be obligated to issue or transfer its Shares to the Optionee thereof on its exercise, if the Board determines that such issuance or transfer would violate any covenant in any loan agreement or other contract to which the Company is a party.

                               Article XII
                 Adjustment for Changes in Capitalization
     12.1 If there is any change in the number of Shares through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the Board shall make corresponding adjustments to the number of Shares available for Options, the number of Shares covered by Options to be granted, the number of Shares covered by outstanding Options, and the price per Share of such outstanding Options in order to appropriately reflect any increase or decrease in the number of issued Shares; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. Any determination made by the Board relating to such adjustments shall be final, binding, and conclusive.
     12.2 In the event of a change in the Shares, as constituted as of the date of this Plan, which is limited to a change of all of its authorized Shares with par value into the same number of shares of Common Stock with a different par value or without par value, the shares of Common Stock resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.
     12.3 If changes in capitalization other than those considered above shall occur, the Board may make such adjustment in the number of class of shares as to which Options may thereafter be granted, and in the number and class of shares remaining subject to Options then outstanding and the price per Share of such Options as the Board in its discretion may consider appropriate, and all such adjustments, if any, shall be conclusive upon all persons.
     12.4 Except as hereinbefore expressly provided in this Section 12, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to the number or price of Shares subject to the Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                               Article XIII
                                  Taxes
     The Company shall make such provisions in the written option agreements as it shall deem necessary or desirable to pay or withhold the amount of any tax attributable to any amounts payable under any option.

                               Article XIV
                           Limitation of Rights
     14.1 Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.
     14.2 An Optionee shall have no rights as a stockholder with respect to the Shares covered by options until the date of the issuance of a stock certificate upon exercise thereof, and no provision will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                                Article XV
                              Other Actions
     Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant options to, or assume options of, any person in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

                              Article XVI
                        Effective Date of the Plan
     The Plan shall become effective on April 11, 1996, subject to approval by the Company's stockholders at the 1996 Annual Meeting of Stockholders or any adjournment thereof or at a Special Meeting of Stockholders. Options granted hereunder shall not be exercisable prior to such stockholder approval. Unless earlier terminated by the Board, the Plan shall terminate on June 1, 2006. No Option shall be granted under the Plan after such date. Termination of the Plan, however, shall not affect the rights of Optionees under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse, expire or terminate as provided herein.

                               Article XVII
                  Termination and Amendment of the Plan
     The Board may at any time terminate, suspend or amend the Plan, except that the Board shall not, without the approval of the Company's stockholders, effect any change (other than through adjustment for changes as provided in Section 12 above or except to conform the Plan and the offerings thereunder to changes in the Code or governing law) which:
     17.1 increases the aggregate number of Shares for which Options may be granted;
     17.2 materially modifies the requirements as to eligibility for participation in the Plan;
     17.3 lengthens the maximum period during which an Option may be exercised; or
     17.4 extends the period of time during which Options may be granted.
     17.5 reduces the purchase price of Shares from that provided in 6.3 above. No termination or amendment of the Plan shall adversely affect any right acquired by any Optionee under an option granted before the date of such termination or amendment, unless such Optionee shall consent; but it shall be conclusively presumed that any adjustment for changes as provided in
Section 12 above does not adversely affect any such right.

                              Article XVIII
                           Application of Funds
     Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.



RICHARDSON ELECTRONICS, LTD.                           PROXY
40W267 Keslinger Road
LaFox, Illinois 60147

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Edward J. Richardson and William G. Seils as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Richardson Electronics, Ltd. held of record by the undersigned on August 20, 1996 at the Annual Meeting of stockholders to be held on October 1, 1996 or any adjournment thereof.

1.   ELECTION OF DIRECTORS
[__]  FOR ALL nominees listed below          [__]  WITHHOLD AUTHORITY
      (except as marked to the contrary below)   to vote for all nominees
                                                 listed below

     Edward J. Richardson, Dennis R. Gandy, Joel Levine, Arnold R. Allen, Scott Hodes, Samuel Rubinovitz, Kenneth J. Douglas, Jacques Bouyer, William J. Garry, Harold L. Purkey, Ad Ketelaars

     INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below:



2. Proposal to approve the adoption of the Richardson Electronics, Ltd. Employees 1996 Stock Purchase Plan, the granting of Options thereunder and the issuance of shares upon the exercise of such Options.
     For   _____         Against  _____      Abstain  _____

3. Proposal to approve the adoption of the Richardson Electronics, Ltd. 1996 Incentive Compensation Plan, the granting of Options, Stock Awards and Cash Bonuses thereunder and the issuance of shares upon the exercise of such Options.
     For   _____         Against  _____      Abstain  _____

4. Proposal to approve the adoption of the Richardson Electronics, Ltd. 1996 Stock Option Plan for Non-Employee Directors, the grant of Options thereunder and the issuance of shares upon the exercise of such Options.
     For   _____         Against  _____      Abstain  _____

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.

Please sign exactly as name appears below. For joint tenants, all tenants should sign. If signing for an estate, trust, corporation, partnership or other entity, title or capacity should be stated. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         DATED:                                 1996


                         Signature

                         _______________________________________
                         Signature if held jointly

Appendix

Graphic images in Notice and Proxy Statement for Annual Meeting to be held October 1, 1996.

1.  Information Relating to Directors, Nominees and Executive Officers

2.  Summary Compensation Table.

3.  Option/SAR Grants in Last Fiscal Year

4. Aggregated Option/SAR Exercised in Last Fiscal Year and FY-Year End Option/SAR Values

5.  Performance Graph